                                                                    EXHIBIT 10.1

                   AMENDED, RESTATED AND CONSOLIDATED MORTGAGE


                                 BY AND BETWEEN


                  RAMCO-GERSHENSON PROPERTIES, L.P., MORTGAGOR,


                                       AND


             THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, MORTGAGEE












                      THIS MORTGAGE SECURES FUTURE ADVANCES

                                TABLE OF CONTENTS

                                                                                                             Page #
                                                                                                             ------
                                                      ARTICLE I
                                                   THE OBLIGATIONS............................................. 3

Section 1.01.  The Indebtedness Secured by this Mortgage....................................................... 3
Section 1.02.  Other Matters Secured by this Mortgage.......................................................... 3
Section 1.03.  First Lien Status............................................................................... 3

                                                     ARTICLE II
                         REPRESENTATIONS, COVENANTS, WARRANTIES AND AGREEMENTS OF MORTGAGOR.................... 3

Section 2.01.  Title........................................................................................... 3
Section 2.02.  Payment of Secured Indebtedness................................................................. 4
Section 2.03.  Sale or Conveyance.............................................................................. 4
Section 2.04.  Junior Mortgages................................................................................ 5
Section 2.05.  Compliance with Laws............................................................................ 5
Section 2.06.  Further Instruments............................................................................. 5
Section 2.07.  No Liens........................................................................................ 6

                                                     ARTICLE III
                                     LEASES AND ASSIGNMENT OF RENTS AND PROFITS................................ 6

Section 3.01.  Assignment of Rents and Profits................................................................. 6
Section 3.02.  Covenants Regarding Performance of Lessor's Obligations......................................... 6
Section 3.03.  Negative Covenants Regarding Lease(s)........................................................... 6
Section 3.04.  Breaches Regarding Lease(s) or Assignments(s) Thereof........................................... 6
Section 3.05.  Oil, Gas or Mineral Leases...................................................................... 6
Section 3.06.  Estoppel Certificates........................................................................... 6
Section 3.07.  Future Leases................................................................................... 6
Section 3.08.  Application of Rents and Other Income........................................................... 7
Section 3.09.  Priority of Application......................................................................... 7
Section 3.10.  Accountability for Rents........................................................................ 7
Section 3.11.  Liability for Agents............................................................................ 7
Section 3.12.  Liability for Premises.......................................................................... 7
Section 3.13.  Status of Lease(s)/Notice of Default............................................................ 7
Section 3.14.  Mortgagee's Right to Perform for Mortgagor/Lessor............................................... 7
Section 3.15.  Subleases Included.............................................................................. 8
Section 3.16.  Assignment...................................................................................... 8

                                                     ARTICLE IV
                                                DEFAULTS AND REMEDIES.......................................... 8

Section 4.01.  Events of Default............................................................................... 8
Section 4.02.  Remedies........................................................................................ 9
Section 4.03.  Secured Party Remedies..........................................................................10
Section 4.04.  Receiver........................................................................................10
Section 4.05.  Retention of Possession.........................................................................11
Section 4.06.  Remedies Not Exclusive..........................................................................11
Section 4.07.  Forbearance, etc. Not a Waiver..................................................................11
Section 4.08.  Additional Amount Due After Acceleration........................................................11

                                                      ARTICLE V
                                                 SECURITY AGREEMENT............................................11

Section 5.01.  Personal Property to be Covered as Part of Real Property; Fixtures; Mortgage to also
                    Constitute Security Agreement as to Personal Property Deemed Not to be Affixed to
                    Real Property or Adapted to the Use Thereof................................................11
Section 5.02.  Creation of Security Interest...................................................................11
Section 5.03.  Warranties, Representations and Covenants.......................................................11

                                                     ARTICLE VI
                                                    MISCELLANEOUS..............................................12

Section 6.01.  Certain Additional Powers of Mortgagee; Sale No Effect on Liability.............................12
Section 6.02.  Mortgagor's Duty to Defend and Pay Expenses.....................................................12
Section 6.03.  Documentary or Internal Revenue Stamps..........................................................13
Section 6.04.  Tax on Mortgage.................................................................................13
Section 6.05.  Filing and Recording Fees.......................................................................13
Section 6.06.  Notices.........................................................................................13

Section 6.07.  Waiver of Rights by Mortgagor...................................................................13
Section 6.08.  Joint and Several Liability.....................................................................14
Section 6.09.  Severability....................................................................................14
Section 6.10.  Covenants "To Run With Land"; Successors and Assigns............................................14
Section 6.11.  Definitions.....................................................................................14
Section 6.12.  Governing Law...................................................................................14
Section 6.13.  Modification Procedure..........................................................................14
Section 6.14.  Captions........................................................................................14
Section 6.15.  Future Advance Mortgage.........................................................................14
Section 6.16.  Jurisdiction....................................................................................14
Section 6.17.  Waiver of Trial by Jury.........................................................................14
Section 6.18.  Additional Provisions...........................................................................14


                   AMENDED, RESTATED AND CONSOLIDATED MORTGAGE

                               LOAN NOS. 157670, 157670-01, 158186 AND 158186-01

         THIS AMENDED, RESTATED AND CONSOLIDATED MORTGAGE (hereinafter the "Mortgage"), is made the ______ day of August, 2000, by RAMCO-GERSHENSON PROPERTIES, L.P., a Delaware limited partnership ("Mortgagor"), whose address is 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034, in favor of THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, an Indiana corporation ("Lincoln"), Individually, and as Agent for FIRST PENN-PACIFIC LIFE INSURANCE COMPANY, an Indiana corporation ("Participant #1"), LINCOLN NATIONAL HEALTH & CASUALTY INSURANCE COMPANY, an Indiana corporation ("Participant #2), and LINCOLN NATIONAL REASSURANCE COMPANY, an Indiana corporation ("Participant #3") (Participant #1, Participant #2 and Participant #3 are collectively referred to herein as the "Participants"), whose notice address is c/o Lincoln Investment Management, Inc., 200 East Berry Street, P.O. Box 2390, Fort Wayne, Indiana 46802, Attention: Loan Servicing, Loan Nos. 157670 and 158186 (Lincoln, Individually and in its capacity as Agent for the Participants, is collectively referred to herein as the "Mortgagee").

         WITNESSETH, to secure the payment of an indebtedness in the original principal sum of One Hundred Fifteen Million Four Hundred Thirty-Two Thousand Three Hundred Three and 49/100 Dollars ($115,432,303.49), in lawful money of the United States, together with interest at the rate of Seven and 17/100 percent (7.17%) per annum on the Original Loan No. 158186 Note (as defined below), Seven and 77/100 percent (7.77%) per annum on the Original Loan No. 157774 Note (as defined below), Eight and 28/100 percent (8.28%) per annum on the Original Loan No. 157670 Note (as defined below), and Eight and 81/100 percent (8.81%) per annum on the New Notes (as defined below), from the date of disbursement thereof on the unpaid principal, the final payments of which are due and payable on the 10th day of January, 2006, and with interest on all overdue principal and other sums due under such Notes at the default rate provided for in such Notes, to be paid in installments, according to the terms and conditions of (a) that certain Note dated May 1, 1996 in the original principal amount of $77,585,524.73 executed by Mortgagor and payable to the order of Lincoln (the "Original Loan No. 157670 Note"), (b) that certain Note dated May 1, 1996 in the original principal amount of $4,346,778.76 executed by Mortgagor and payable to the order of Lincoln (the "Original Loan No. 157774 Note"), (c) that certain Note dated December 17, 1997 in the original principal amount of $8,500,000.00 executed by Mortgagor and payable to the order of Lincoln (the "Original Loan No. 158186 Note"), (d) that certain Note of even date herewith in the original principal amount of $16,081,090.00 executed by Mortgagor and payable to the order of Lincoln, (e) that certain Note of even date herewith in the original principal amount of $2,386,270.00 executed by Mortgagor and payable to the order of Lincoln, (f) that certain Note of even date herewith in the original principal amount of $1,279,412.00 executed by Mortgagor and payable to the order of Lincoln (the Notes described in (a) through (f) of this Paragraph are collectively referred to herein as the "Retainage Notes"), (g) that certain Note of even date herewith in the original principal amount of $2,455,128.00 executed by Mortgagor and payable to the order of Participant #1, (h) that certain Note in the original principal amount of $245,513.00 executed by Mortgagor and payable to the order of Participant #2, (i) that certain Note of even date herewith in the original principal amount of $368,269.00 executed by Mortgagor and payable to the order of Participant #3, (j) that certain Note of even date herewith in the original principal amount of $2,013,730.00 executed by Mortgagor and payable to the order of Participant #1, and (k) that certain Note of even date herewith in the original principal amount of $170,588.00 executed by Mortgagor and payable to the order of Participant #2 (the note(s) described in this Paragraph and any notes issued in exchange therefor or in replacement thereof and any modifications, extensions, and renewals thereof, are herein collectively called the "Note" (the Notes described in (a), (d), (g), (h) and
(i) above are collectively referred to herein as the "Loan No. 157670 Notes", the Notes described in (c), (f) and (k) above are collectively referred to herein as the "Loan No. 158186 Notes", and the Notes described in (b), (e) and
(j) above are collectively referred to herein as the "Loan No. 157774 Notes"), and to secure the performance of the covenants hereinafter contained or contained in the Note, the Loan Agreements (as hereinafter defined) and the Collateral Loan Documents (as hereinafter defined), Mortgagor does hereby grant, bargain, sell, convey, assign, transfer, pledge, deliver, set over, grant a security interest in, mortgage and warrant unto Mortgagee and to its successors and assigns:

         1. (i) All of that certain piece or lot of land, and all issues and profits therefrom situated in the (a) Township of Blackman, Jackson County, Michigan, described on EXHIBIT A-1 ATTACHED HERETO AND MADE A PART HEREOF BY THIS REFERENCE, (b) Township of Canton, Wayne County, Michigan, described on EXHIBIT A-2 ATTACHED HERETO AND MADE A PART HEREOF BY THIS REFERENCE, (c) Township of Blackman, Jackson County, Michigan, described on EXHIBIT A-3 ATTACHED HERETO AND MADE A PART HEREOF BY THIS REFERENCE, (d) Township of Blackman, Jackson County, Michigan, described on EXHIBIT A-4 ATTACHED HERETO AND MADE A PART HEREOF BY THIS REFERENCE, (e) City of Sterling Heights, Macomb County, Michigan, described on EXHIBIT A-5 ATTACHED HERETO AND MADE A PART HEREOF BY THIS REFERENCE, (f) City of Roseville, Macomb County, Michigan, described on EXHIBIT A-6 ATTACHED HERETO AND MADE A PART HEREOF BY THIS REFERENCE, (g) City of Flint, Genessee County, Michigan, described on EXHIBIT A-7 ATTACHED HERETO AND MADE A PART HEREOF BY THIS REFERENCE, (h) City of Southfield, Oakland County, Michigan, described on EXHIBIT A-8 ATTACHED HERETO AND MADE A PART HEREOF BY THIS REFERENCE, (i) City of Southfield, Oakland County, Michigan, described on EXHIBIT A-9 ATTACHED HERETO AND MADE A PART HEREOF BY THIS REFERENCE, and (j) Township of Orion, Oakland County, Michigan, described on EXHIBIT A-10 ATTACHED HERETO AND MADE A PART HEREOF BY THIS REFERENCE, and (ii) the leasehold interest in that certain piece or lot of land, and all issues and profits therefrom situated in the Township of Orion, Oakland County, Michigan, described on EXHIBIT A-11 ATTACHED HERETO AND MADE A PART HEREOF BY THIS REFERENCE, created pursuant to the terms and conditions of that certain Ground Lease dated February 23,

1976, by and between Lake Orion Furniture and Appliance, Inc. (the holder from time to time of the lessor's interest in such Ground Lease is referred to herein as the "Owner") and Mortgagor, as amended pursuant to a Multi-Party Agreement of even date herewith by and among Mortgagor, Mortgagee and Ground Lessor (the "Ground Lease") (all of the foregoing collectively referred to herein as the "Real Property") (the Real Property described in EXHIBITS A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8 and A-9 hereof shall be individually referred to herein as a "Parcel" and the Real Property described in EXHIBITS A-10 and A-11 hereof are collectively referred to herein as a "Parcel"), together with all and singular the tenements, hereditaments and appurtenances thereto belonging or in anywise appertaining, including all rights and privileges of ingress and egress for the benefit thereof, and the reversion or reversions, remainder and remainders thereof; and all the estate, right, title, interest, property, claim and demand whatsoever of Mortgagor, of, in and to the same and of, in and to every part and parcel thereof.

         2. All right, title and interest of, Mortgagor in and to all structures, buildings and other improvements now upon or which may hereafter be put upon the Real Property, including all building equipment and fixtures of every kind and nature (hereinafter referred to as the "Improvements").

         3. All right, title and interest of Mortgagor in and to all fixtures and personal property now or hereafter attached to, or used or adapted for use in the operation of, the Real Property or the Improvements, including but without being limited to, all inventory, machinery, apparatus, equipment, fittings, fixtures (except personal property and trade fixtures belonging to any tenant), whether actually or constructively attached to the Real Property or the Improvements and including all domestic and ornamental fixtures, and articles of personal property of every kind and nature whatsoever (hereinafter collectively called "Personal Property"), now or hereafter located in, upon or under the Real Property or the Improvements or any part thereof and used or useable in connection with any present or future operation of the Real Property or the Improvements, including but not limiting the generality of the foregoing, all heating, air conditioning, sprinklers, freezing, lighting, laundry, incinerating and dynamo and generating equipment; engines, pipes, pumps, tanks, motors, conduits; switchboards, plumbing and plumbing fixtures; lifting, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating and communications apparatus; boilers, ranges, furnaces, oil burners or units thereof; appliances; vacuum cleaning systems; elevators, escalators; shades, awnings, screens; storm doors and windows; stoves; refrigerators; cooking apparatus and mechanical equipment, gas and electric fixtures; electrical and water distribution systems; water purification systems; partitions, furniture of any public spaces, halls and lobbies; attached cabinets; partitions; ducts and compressors; rugs and carpets; draperies, furniture and furnishings used in the operation of the Real Property or the Improvements; together with all additions thereto and replacements thereof (Mortgagor hereby agreeing with respect to all additions and replacements, to execute and deliver from time to time such further instruments as may be requested by Mortgagee to confirm the conveyance, transfer and assignment of and granting of a security interest in any of the foregoing); and including also all interest of any owner of the Real Property or the Improvements in any of such items hereafter at any time acquired under conditional sale contract, chattel mortgage or other title retaining or security instrument, all of which property mentioned in this paragraph shall be deemed a part of the realty and not severable wholly or in part without material injury to the freehold.

         4. Any and all right, title and interest of Mortgagor to the proceeds of all insurance in effect with respect to the Premises (as hereinafter defined) and to any and all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the Premises as a result of (a) the exercise of the right of eminent domain, (b) alteration of the grade of any street, or (c) any other injury to or decrease in the value of the Premises, to the extent of all amounts which may be secured by this Mortgage at the date of receipt of any such award or payment by Mortgagee, and of the reasonable counsel fees, costs and disbursements incurred by Mortgagee in connection with the collection of such proceeds, award or payment. Mortgagor agrees to execute and deliver, from time to time, such further instruments as may be requested by Mortgagee to confirm such assignment to Mortgagee of any such proceeds, award or payment.

         5. All right, title and interest of Mortgagor, now owned or hereafter acquired, in and to the land lying in the bed or within the right of way of any street, road or avenue, opened or proposed, in front of or adjoining the Real Property to the center line thereof and all water and water rights pertaining to the Real Property.

         6. All the rents, issues and profits thereof under present or future leases, or otherwise with respect to the Real Property, including without limitation, all cash, accounts, accounts receivable, book debts, contract rights and other forms of obligation belonging to or owing to Mortgagor, whether arising from goods sold or services rendered by Mortgagor, or from any other transactions, and all claims, choses in action, proceeds, improvements, betterments, renewals, substitutes, replacements and additions arising from or relating to the Premises which are hereby specifically assigned, transferred and set over to Mortgagee, including but not limited to all rights conferred by Act 210 of the Public Acts of 1953 [MCLA 554.231 et seq.; MSA 26.1137(1) et seq.].

         7. All leasehold estate, right, title and interest of Mortgagor in any ground lease(s) covering the above-described Real Property or any portion thereof, now or hereafter existing or entered into, as well as to any after-acquired fee.

         8. All leases of the Real Property, Improvements or Personal Property now or hereafter entered into and all right, title and interest of Mortgagor thereunder, including, without limitation, cash or securities deposited thereunder to secure performance by the lessees of their obligations thereunder, whether such cash or securities are to be held until the expiration of the terms of such leases or applied to one or more of the installments of rent coming due immediately prior to the expiration of such terms, including, further, the right upon the happening of a Default (as hereinafter defined), to receive and collect the rents thereunder.

         All of the foregoing with the appurtenances thereunto belonging, are collectively referred to herein as the "Premises." The portion of the Premises pertaining to a Parcel shall be referred to herein as a "Tract".

         TO HAVE AND TO HOLD to Mortgagee, its successors and assigns, the Premises and all of Mortgagor's interests therein, including without limitation, its fee ownership interest in the Parcels described in EXHIBITS A-1 through A-10 hereof and the leasehold interest in the Parcel described in EXHIBIT A-11 pursuant to the Ground Lease, and Mortgagor hereby covenants that Mortgagor is lawfully seized of its fee interest in the Parcels described in EXHIBITS A-1 through A-10 hereof and the Improvements and its leasehold estate in the Parcel described in EXHIBIT A-11 hereof pursuant to the Ground Lease, and has good right to sell, mortgage and convey the same, and the same is free from all encumbrances whatsoever, except the Permitted Exceptions (as defined in Section 2.01); and hereby covenants and binds itself and its successors and assigns to warrant and forever defend the title thereto against the lawful claims of all persons.

                                    ARTICLE I
                                 THE OBLIGATIONS

         Section 1.01. The Indebtedness Secured by this Mortgage. This Mortgage delivered by Mortgagor and accepted by Mortgagee, and all rights, title, interests, liens, security interests, powers and privileges created hereby or arising by virtue hereof are given to secure the payment of a loan in the original principal amount of $77,585,524.73 made to Borrower (the "Original Loan No. 157670"), a loan in the original principal amount of $4,346,778.76 made to Borrower (the "Original Loan No. 157774"), a loan in the original principal amount of $8,500,000.00 made to Borrower (the "Original Loan No. 158186"), and three loans in the aggregate original principal amount of $25,000,000.00 made to Borrower (collectively, the "New Loan") (the Original Loan No. 157670, Original Loan No. 157774, Original Loan No. 158186, and the New Loan are collectively referred to herein as the "Loan"), evidenced by the Note, the terms of which are incorporated herein by this reference, and to secure the payment of all interest payable as set forth therein.

         The Note provides for the payment of attorneys' fees and expenses and costs of collection, in certain events, all of which are secured hereby and provides for the acceleration of payments at the option of the holder in certain contingencies.

         Section 1.02. Other Matters Secured by this Mortgage. This Mortgage further secures:

         (a) Payment and performance of the obligations, covenants and agreements contained in the Note and any and all modifications, extensions or renewals thereof;

         (b) Payment and performance of the obligations, covenants and agreements contained in that certain Loan Agreement dated May 1, 1996 entered into by Mortgagor and Lincoln with respect to Loan No. 157670, that certain Loan Agreement dated May 1, 1996 entered into by Mortgagor and Lincoln with respect to Loan No. 157774, and that certain Loan Agreement dated December 17, 1997 entered into by Mortgagor and Lincoln with respect to Loan No. 158186, as each has been amended pursuant to that certain Amendment to Loan Documents of even date herewith among Mortgagor, Ramco-Gershenson Properties Trust, a Maryland real estate investment trust, and Mortgagee (collectively, the "Loan Agreements"), the terms and conditions of said Loan Agreements being incorporated herein by this reference;

         (c) Payment of all other sums (including, without limitation, any future advances made by Mortgagee for or on account of Mortgagor) becoming due or payable under, and the performance of all other obligations, covenants and agreements contained in (i) the Note; (ii) this Mortgage; (iii) that certain Mortgage and Security Agreement dated May 1, 1996 entered into with respect to Loan No. 157774 and recorded in Liber 16282, Page 110, Oakland County Records, as amended pursuant to that certain Amendment to Mortgage dated December 17, 1997 and recorded in Liber 17932, Page 92, Oakland County Records, and that certain Second Amendment to Mortgage of even date herewith executed by Mortgagor, Mortgagee and Russell Lyon (the "West Oaks Mortgage"); or (iii) any other instrument given as security for the Note or entered into with respect to the Loan, including without limitation, the Loan Agreements, and the Commitments and the Environmental Indemnity Agreements (as defined in the Loan Agreements) (such other instruments being collectively referred to herein as the "Collateral Loan Documents"), together with interest thereon after Default, and on any other sums not paid when due at the applicable default rate; and

         (d) Payment of such additional sums and interest thereon owing solely on the Note.

         The obligations set forth in Sections 1.01 and 1.02, together with any other sums now or hereafter secured hereby, are sometimes collectively referred to herein as the "Secured Indebtedness."

         Section 1.03. First Lien Status. The lien and security interest created hereby secure the payment of the Secured Indebtedness, including the indebtedness evidenced by the Note, interest, attorneys' fees, and monies advanced, if any, for the use of Mortgagor under any provision hereof, regardless of the date of delivery, transfer or maturity, and shall be and remain a first and prior lien and security interest encumbering the Premises.

                                   ARTICLE II
       REPRESENTATIONS, COVENANTS, WARRANTIES AND AGREEMENTS OF MORTGAGOR

         TO PROTECT AND MAINTAIN THE SECURITY OF THIS MORTGAGE, Mortgagor represents, covenants, warrants and agrees to and with Mortgagee as follows:

         Section 2.01. Title. Mortgagor has good and marketable fee simple title to the Real Property described in EXHIBITS A-1 through A-10 hereof, Mortgagor has a valid and subsisting leasehold estate in the real property described in EXHIBIT A-11 hereof as lessee under the Ground Lease, and has good and marketable title to the Improvements (and clear title to the Personal Property), and is lawfully seized and possessed of the same, and has the full power, authority and right to convey the same and to execute and deliver this Mortgage; the Premises are unencumbered except as may be herein expressly provided (and except for those title exceptions which have been approved by Mortgagee and which appear as exceptions under Schedule B of the loan title insurance policy issued to Mortgagee insuring this Mortgage (the "Permitted Exceptions")); and Mortgagor will forever warrant and defend the title to the Premises unto Mortgagee against the claims of all persons whomsoever.

         Section 2.02. Payment of Secured Indebtedness. Mortgagor will punctually pay, in lawful money of the United States, all sums due Mortgagee at the time and in the manner mentioned in the Note, this Mortgage, and the Collateral Loan Documents, or any document evidencing a future advance or any other instrument evidencing and/or securing the Secured Indebtedness.

         Section 2.03.  Sale or Conveyance.

         (a) Mortgagor agrees that Mortgagee's willingness to enter into the financial transaction represented by the Note and secured by this Mortgage is expressly based in part upon Mortgagor's financial strength and creditworthiness (and if the Loan is nonrecourse, in light of, among other things, the exceptions to exculpation set out in EXHIBIT A, Section A1 of the Note), together with Mortgagor's ability to develop, improve, lease, operate and manage the business to be conducted upon the Premises. Mortgagor agrees that these considerations are material to Mortgagee. Therefore, any Transfer (as defined below) of all or any part of the Premises or any interest therein, whether voluntarily, involuntarily or by operation of law, shall be prohibited. Any Transfer in violation of this Mortgage shall constitute a Default hereunder.

         If the Mortgagee in its sole and absolute discretion does not declare a Default, but instead consents to a Transfer, it is expressly acknowledged and agreed by Mortgagor that, among other things: (i) Mortgagee may condition any consent to a Transfer upon payment to Mortgagee of a transfer fee equal to one percent (1%) of the principal balance of the Loan at the time of Transfer (which shall be calculated prior to any principal reduction Mortgagee may require in connection with such Transfer); (ii) Mortgagee will require the transferee to assume, subject to all applicable non-recourse exculpations set forth in the Note, in writing all of Mortgagor's obligations under the Note, this Mortgage, and the Collateral Loan Documents; (iii) Mortgagee will require Mortgagor and transferee to execute any and all revisions or amendments to the Note, this Mortgage, or the Collateral Loan Documents to conform to the then current form of Mortgagee's standard loan documents and to execute any additional documents requested by Mortgagee so long as such revisions do not increase Mortgagor's liabilities hereunder; (iv) Mortgagee will require an endorsement to its title insurance policy and the hazard insurance policy on the Premises in form satisfactory to it; and (v) parties other than Mortgagee shall pay all expenses arising from such Transfer (including but not limited to the reasonable fees of Mortgagee's outside counsel). If Mortgagee shall consent to any one such Transfer and assumption, such consent shall not constitute a waiver of Mortgagee's rights hereunder as to any future or successive Transfers, and the same shall not operate to release Mortgagor or any guarantor or surety of any of the Secured Indebtedness, from any obligation hereunder, under the Note or the Collateral Loan Documents or under any guaranty of the Secured Indebtedness unless they are specifically released by a release instrument executed by Mortgagee.

         As used herein, "Transfer" shall mean the following:

         (i) The sale, option to sell, contract to sell, agreement to sell, transfer, conveyance, assignment, disposal, sale by installment purchase contract of the Premises, or any portion thereof, or any interest therein, whether voluntary or involuntary (except by eminent domain), by operation of law or otherwise;

         (ii) The lease (except leases expressly permitted in Article III of this Mortgage or EXHIBIT B, Section 4 hereof) of all or any portion of the Premises;

         (iii) A change in the management of Mortgagor or in the management of the Premises to a person or entity other than the general partner of Mortgagor or a manager approved by Mortgagee;

         (iv) Any change in the character or use of the Premises so long as Mortgagee, in its sole discretion, determines such new use to be inconsistent with a retail/commercial shopping center; and

         (v) Any change in the legal or equitable title of the Premises or in the status or right(s) to occupy the Premises whether pursuant to leases (except leases expressly permitted in Article 3 of this Mortgage or EXHIBIT B, Section 4 hereof), licenses, easements, or other instruments whether or not of record and whether or not for consideration.

         See Exhibit B, Additional Provisions, Sections B2 and  B3.

         (b) Without limitation on the rights and remedies of Mortgagee arising under this Mortgage, in the event that Mortgagor or any subsequent owner of the Premises or any part thereof shall at any time sell, convey or transfer or attempt to sell, convey or transfer the Premises or any part thereof, directly or indirectly, voluntarily or involuntarily, in violation of the provisions of paragraph 2.05(b) (concerning "ERISA") of this Mortgage, then Mortgagee shall, in addition to any other rights and remedies it may have at law or in equity or under this Mortgage, be entitled to a decree or order restraining and enjoining such sale, conveyance or transfer, and Mortgagor or such subsequent owner shall not plead in defense thereof that there would be an adequate remedy at law (it being hereby expressly acknowledged and agreed that damages at law would be an inadequate remedy for breach or threatened breach of the provisions of paragraph 2.05(b)(iii) of this Mortgage).

         (c) Mortgagor agrees that it shall pay all costs and expenses, including reasonable attorneys' fees, appraisal fees, recording costs, the cost of any title insurance policies or endorsements, surveys, environmental assessments and studies, modifications to loan documents, and legal opinions incurred or required by Mortgagee or its attorneys in connection with any of the transactions set forth in this Section 2.03. Said payment shall be due and payable on demand and the obligation to make said payment shall be secured hereby and shall be enforceable whether or not such transaction is consummated.

         (d) If Mortgagor shall make any Transfer prohibited by this Section 2.03, the Mortgagee shall have the right to deliver notices to, receive payments from, give waivers or consents to, and otherwise deal with the assignee or transferee of such interest with reference to this Mortgage and the Note as though the assignee or transferee were the Mortgagor hereunder, but without discharging Mortgagor from any liability hereunder or under the Note, and Mortgagor shall remain primarily liable, as principal and not as a surety, for the payment of the Note and the performance of its obligations hereunder, and Mortgagor hereby waives all suretyship or similar defenses which might otherwise be available to it. Any such dealing with a transferee shall not be a waiver by the Mortgagee of its rights contained in this Section 2.03. Nothing in this paragraph shall be deemed to modify the provisions of EXHIBIT B, if any, of this Mortgage.

         Section 2.04. Junior Mortgages. Except for this Mortgage and purchase money security interests in personal property, Mortgagor will not execute or deliver any pledge, security agreement, mortgage or deed of trust covering all or any portion of the Premises. It is understood and agreed that Mortgagee shall be under no obligation whatsoever to consent to any proposed encumbrance.

         Section 2.05.  Compliance with Laws.

         (a) To the best of its knowledge, Mortgagor represents and warrants that to date it has fully complied with all laws, ordinances, rulings, regulations, and orders of all governmental authorities affecting the Premises (including but not limited to zoning, land use and environmental laws, ordinances, rulings, regulations and/or orders) and has obtained all necessary and proper permits and licenses for development, use and operation of the Premises. Mortgagor warrants (i) that the Premises currently comply with the Americans with Disabilities Act of 1990 (the "ADA") and the Fair Housing Act of 1988 (the "FHA") to the extent applicable, and (ii) that Mortgagor will maintain the Premises and perform all alterations, modifications and additions to the Premises in compliance with the ADA and the FHA, as the same may be amended from time to time. Mortgagor further covenants and agrees that it will comply with or cause to be complied with all present and future laws, statutes, ordinances, rulings, regulations, orders and requirements of all federal, state, municipal, county, and other governmental agencies and authorities applicable to Mortgagor or to the Premises, as well as all covenants, conditions, and restrictions affecting same.

         (b) Mortgagor covenants, represents and warrants that (i) no assets of any employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA"), as now or hereafter amended) will be used in the satisfaction, exercise or performance of any of the obligations, rights or transactions specified or contemplated herein or in the Note or in any of the Collateral Loan Documents; (ii) the Premises do not now, and without the prior written consent of Mortgagee will not, constitute an asset of any such employee benefit plan; and (iii) notwithstanding any other provisions of this Mortgage, Mortgagor will not sell, convey or transfer the Premises, or any part thereof, to any person or entity which at the time of such transfer does not satisfy the representations set forth in clauses (i) and (ii) above regardless of whether any of the above described conditions arises by operation of law or otherwise.

         (c) Mortgagor represents and warrants to the Mortgagee that, as of the date of execution and delivery of this Mortgage, (i) at least 50% of its assets, valued at cost (other than short-term investments pending long-term commitment or distribution to investors), are invested in real estate which is managed or developed and with respect to which Mortgagor has the right to substantially participate directly in the management or development activities; and (ii) it in the ordinary course of its businesses is engaged directly in real estate management, acquisitions or development activities.

         (d) Mortgagor hereby covenants that until payment in full of the Secured Indebtedness, it will operate its affairs so as to satisfy the requirements for, and shall not commit nor suffer the commission of any act which would with the passage of time cause the Mortgagor to lose its status as, a "real estate operating company" as set forth in the Department of Labor Regulations Section 2510.3 -- 101(e) from time to time in effect under ERISA; provided, however, that Mortgagor shall not be prohibited from engaging in any transaction which would cause it to lose such status so long as prior to entering into the transaction (1) it provides notice to Mortgagee of the proposed transaction and (2) at the sole and absolute discretion of Mortgagee, it pays to Mortgagee the entire principal amount of the Secured Indebtedness, together with interest thereon and an appropriate prepayment premium determined in accordance with the terms of the Note and the date of the proposed transaction.

         (e) Contemporaneously with the execution and delivery of this Mortgage, Mortgagor has delivered to Mortgagee a sworn affidavit that Mortgagor is a United States person (as defined by Section 7701(a)(30) of the

Internal Revenue Code of 1986, as amended) (the "Code") and that Mortgagor is not a foreign person, foreign corporation, foreign partnership, foreign trust or foreign estate within the meaning of Section 1445(f)(3) of the Code. The sale, conveyance or transfer of the Premises, or any part thereof, to any foreign person, foreign corporation, foreign partnership, foreign trust or foreign estate within the meaning of Section 1445(f) of the Code, without the prior written consent of Mortgagee, shall constitute a Default hereunder, and Mortgagor further covenants, represents and warrants that Mortgagor shall notify Mortgagee within ten (10) days after any event or occurrence which would cause or result in the representations and certifications made to Mortgagee in such affidavit to become untrue, invalid or incorrect.

         Section 2.06. Further Instruments. So long as Mortgagor's liability for amounts due hereunder is not increased, Mortgagor shall execute and deliver (and pay the costs of preparation and recording thereof) to Mortgagee and to any subsequent holder of the Secured Indebtedness, from time to time, upon demand, any further instrument or instruments, including, but not limited to, deeds of trust, mortgages, security agreements, financing statements, continuation statements, leases, assignments, and renewal and substitution notes, so as to reaffirm, to correct and to perfect the evidence of the obligations hereby secured and the lien, security interest and title of Mortgagee to all or any part of the Premises intended to be hereby conveyed, whether now conveyed, later substituted for, or acquired subsequent to the date of this Mortgage and extensions or modifications thereof.

         Section 2.07. No Liens. Mortgagor shall not permit any mechanics', merchants', laborers' or materialmen's liens to stand against the Premises. If any such lien shall at any time be recorded against the Premises, then Mortgagor shall (i) give written notice thereof promptly to Mortgagee and (ii) cause the same to be discharged of record within thirty (30) days after the date of recording of the same, either by payment, deposit or bond. If Mortgagor fails to discharge any such lien within such period, then Mortgagee, in addition to any other right or remedy hereunder, shall have the option (but not the obligation) to procure the discharge of such lien either by payment of the amount claimed, by depositing the amount claimed to be due in court, or by bonding. Any amount paid or deposited by Mortgagee to discharge such lien, and all costs and other expenses, including all reasonable attorneys' fees, incurred in defending any action to foreclose such lien, shall be deemed a part of the Secured Indebtedness and shall be immediately due and payable, without demand.

                                   ARTICLE III
                   LEASES AND ASSIGNMENT OF RENTS AND PROFITS

         See Exhibit B, Additional Provisions, Section B4.

         Section 3.01. Assignment of Rents and Profits. In order to provide a source for future payment of the Secured Indebtedness, Mortgagor hereby absolutely, unconditionally and irrevocably grants, transfers, conveys and assigns to Mortgagee all the rents, issues and profits (now or hereafter created) from the Premises including, without limitation, all cash, accounts, accounts receivable, book debt, contract rights and other obligations owing to or belonging to Mortgagor and other funds paid or payable to Mortgagor in connection with the Premises, whether by tenants or otherwise, and hereby gives to and confers upon Mortgagee the right, power, and authority to collect such rents, issues and profits. Mortgagor irrevocably appoints Mortgagee its true and lawful attorney or agent in fact, coupled with an interest, at the option of Mortgagee at any time and from time to time, to demand, receive and enforce payment, to give receipts, releases and satisfactions and to sue, in the name of Mortgagor or Mortgagee, for and otherwise collect all such rents, issues and profits and apply the same to the Secured Indebtedness; provided, however, that Mortgagor shall have the right to collect and use such rents, issues and profits, but not more than one (1) month in advance, prior to or at any time there is not a Default under the Note, this Mortgage, or any of the Collateral Loan Documents. Mortgagor acknowledges that Mortgagee shall have no obligation to exercise any of such rights hereunder. The assignment of the rents, issues and profits from the Premises in this Article III is intended to be a present and absolute assignment from Mortgagor to Mortgagee and not merely the passing of a security interest. The rents, issues and profits are hereby assigned absolutely by Mortgagor to Mortgagee. From time to time, upon Mortgagee's request, Mortgagor shall execute, acknowledge and deliver to Mortgagee further assignments of leases, rents, issues and profits and deliver to Mortgagee fully executed originals of all leases affecting the Premises.

         Section 3.02. Covenants Regarding Performance of Lessor's Obligations. Pursuant to that certain Assignment of Leases, Rents and Profits of even date herewith, Mortgagor has assigned, and Mortgagor may hereafter assign to Mortgagee, a certain lease or leases of all or of portions of the Premises. Mortgagor shall perform promptly each and every covenant and agreement of any such lease that is to be kept or performed by the lessor, and neither do nor neglect to do, nor permit to be done, anything which may cause the termination of such leases, or any of them, except with the prior written consent duly issued by Mortgagee, or which may diminish or impair their value, or the rents provided for therein or the interest of Mortgagor or Mortgagee therein.

         Section 3.03. Negative Covenants Regarding Lease(s). Mortgagor will not
(i) execute any further assignment of any of its right, title or interest in the leases or rents and profits with respect to the Premises (except to Mortgagee); or (ii) terminate or consent to the cancellation or surrender of any lease of the Premises or of any part thereof, now existing or hereafter to be made without the prior written consent of Mortgagee, or (iii) modify any lease of the Premises without the prior written consent of Mortgagee; or (iv) accept prepayments of any installments of rent to become due under any of said leases, except prepayments in the nature of security for the performance by a lessee of its obligations thereunder; or (v) in any other manner impair the value of the Premises or the security of this Mortgage; or (vi) execute any lease of all or a substantial portion of the Premises except for actual occupancy by the lessee thereunder; or (vii) permit any lease of the Premises or any part thereof to become subordinate to any lien other than the lien of this Mortgage. All leases of the Premises or any part thereof are subject to the prior approval of Mortgagee.

         Section 3.04. Breaches Regarding Lease(s) or Assignments(s) Thereof. Any violation on Mortgagor's part of any covenant or agreement in any such lease or in the assignment of said lease that is to be kept or performed by Mortgagor as lessor or as assignor, as the case may be, shall constitute a Default of this Mortgage and thereupon Mortgagee may, at its option, without notice, declare the entire Secured Indebtedness immediately due and payable and exercise its other rights and remedies set out in Article IV herein.

         Section 3.05. Oil, Gas or Mineral Leases. As an additional source for the payment of the Secured Indebtedness, Mortgagor hereby assigns to Mortgagee all of the bonus, rents, royalties, rights and benefits accruing under all oil, gas or mineral leases affecting the Premises, or which may hereafter affect the Premises, including all water and riparian rights, and the lessee or assignee or sublessee is hereby directed upon production by the holder of the Secured Indebtedness of a certified copy hereof, to pay said bonus, rents, royalties, rights, and benefits to Mortgagee.

         Section 3.06. Estoppel Certificates. Mortgagor shall make all reasonable efforts, the reasonableness of which it shall be Mortgagor's burden to prove, to procure and deliver to Mortgagee at any time within (30) days after notice and demand estoppels from each lessee, in form satisfactory to Mortgagee.

         Section 3.07. Future Leases. Mortgagor will advise Mortgagee promptly of the execution hereafter of any lease of any part of the Premises and, upon Mortgagee's written request, it will submit to Mortgagee for examination and approval any such lease and, if Mortgagee so requests, Mortgagor will assign such lease to Mortgagee, such assignment to be in form satisfactory to Mortgagee; and it is further agreed that the provisions of this Mortgage with regard to Mortgagor's obligations and Mortgagee's rights with respect to leases and assignments of such leases shall apply to all such additional leases and assignments thereof.

         Section 3.08. Application of Rents and Other Income. All earnings, revenues, issues, profits, income and rents collected by Mortgagor, whether arising under any lease of the Premises, vending operations, television, movie or telephone rentals or service charges, or otherwise with respect to the Premises shall be applied in the following manner:

         First, to the payment of all prior charges and lien assessments levied against the Premises or any part thereof;

         Second, to the payment of ground rents, if any, payable with respect to the Premises if the Premises are a leasehold estate;

         Third, (i) to the payment of reasonable compensation for Mortgagee's legal services, Mortgagee's agents, clerks, servants and other employees engaged or employed in respect to the Premises and (ii) any amounts due and owing to Mortgagee under the terms of the Note and/or obligation secured hereby;

         Fourth, to the payment of current operating costs and expenses (including repairs, maintenance, renewals, replacements, alterations, security, improvements and necessary acquisitions of property) and expenditures for capital improvements arising in connection with the Premises;

         Fifth, any amount not applied as above provided may be retained by Mortgagor.

         Section 3.09. Priority of Application. All rents collected by Mortgagee may be applied to the items in Section 3.08, above listed, in any manner that Mortgagee deems advisable and without regard to the aforestated priorities. Receipt by Mortgagee of such rents, issues, and profits shall not constitute a waiver of any right or remedy that Mortgagee may enjoy under this Mortgage or under the laws of the state in which the Premises are located, nor shall the receipt and application thereof cure any Default hereunder nor affect any foreclosure proceeding or any sale authorized by this Mortgage and the laws of the state in which the Premises are located.

         Section 3.10. Accountability for Rents. Mortgagee shall be required to account for only such rentals and payments as are actually collected by it. Mortgagee shall have no liability for failure to rent the Premises or any part thereof, or for failure to make collections of rentals, or for failure to do any of the things which are authorized herein. This provision is Mortgagor's express agreement to grant all of its rights and privileges to Mortgagee and shall not be held to create any duties or liabilities except as herein expressly set forth. For the purpose of accounting, the books and records of Mortgagee shall be deemed prima facie correct.

         Section 3.11. Liability for Agents. Mortgagee shall not be liable for the act or omission of any agent and/or manager, if Mortgagee shall have used reasonable care in the selection of such agent or manager.

         Section 3.12. Liability for Premises. Mortgagee may elect to, but shall in no event be obligated to, in the exercise of its control and management of the Premises, be deemed the agent of Mortgagor and regardless of whether or not Mortgagee shall make such election, it shall not be liable for any damage to any person or property, where such damage arises out of the operation of, or in connection with, the said Premises.

         Section 3.13. Status of Lease(s)/Notice of Default. Except as set forth in a certificate provided to Mortgagee upon execution of this Mortgage, Mortgagor represents and warrants that any and all leases covering all or a portion of the Premises are in full force and effect, rent has not been paid more than one month in advance, and Mortgagor and the lessees thereof are in all respects in good standing thereunder and that neither Mortgagor nor said lessees are in default with respect to any provisions thereof. Mortgagor covenants and agrees that in the event Mortgagor shall receive from any of the lessees of said leases notice of any default by Mortgagor under the terms or provisions of any of said leases, or receive from any of said lessees or from any other party any notice or communication in any way respecting a default or alleged default or failure of performance which could become a default after lapse of time, or otherwise, under said leases, or relating to Mortgagor's good standing with respect thereto, Mortgagor shall immediately, and not later than one business day after receipt of such notice or communication, or obtaining knowledge of a default under leases of more then 10,000 square feet, real or claimed, advise or mail (overnight delivery by a nationally recognized overnight courier in the case of a notice of default), postage prepaid, or deliver in person to Mortgagee a true, exact and full copy of said notice or communication.

         Section 3.14. Mortgagee's Right to Perform for Mortgagor/Lessor. During the period of an uncured Default, Mortgagor agrees that for the purpose of curing any default under any lease of more than 10,000 square feet, Mortgagee may, but shall not be obligated to, do any act, pay any sum or execute any document in the name of Mortgagor or as its attorney-in-fact, as well as in Mortgagee's own name, as Mortgagee in its discretion may determine, and Mortgagor hereby irrevocably appoints Mortgagee its true and lawful attorney-in-fact, in its name or otherwise, coupled with an interest, to do any and all acts, pay any sum and/or to execute any and all documents that may in the opinion of Mortgagee be necessary or desirable to cure any such default or preserve any right of Mortgagor under any of said leases, or to preserve any rights of Mortgagor whatsoever, or to protect Mortgagee's security interest. If Mortgagee, acting under its authority herein granted, should pay, suffer or incur any expense, costs, charge, fee, obligation, damage or liability of any nature, or be a party to any action or proceeding, whether any of the same be for the purpose of curing any such default or protecting Mortgagee's security or the rights of Mortgagor under any of said leases, or otherwise, all of the same and all sums paid by Mortgagee for prosecution or defense of such actions or proceedings, including in any case all costs and expenses associated with court and/or administrative proceedings through the appellate level and reasonable attorneys' fees, shall be payable by Mortgagor to Mortgagee immediately, without demand, together with interest thereon at the rate of 12.31% per annum (the "Default Rate"), until paid, and the same, if not paid, shall be added to the Secured Indebtedness and be a lien upon the Premises.

         Section 3.15. Subleases Included. The term "lease" (or "leases") as used in this Article III and throughout other articles of this Mortgage is intended to include any sublease (or subleases).

         Section 3.16. Assignment. The assignment of rents provided for in the Mortgage, shall, notwithstanding anything to the contrary contained therein, constitute an assignment of rents pursuant to M.C.L. Section 554.231, et. seq. or M.C.L. Section 554.211, et. seq., whichever is applicable, and shall be interpreted and applied in accordance therewith.

                                   ARTICLE IV
                              DEFAULTS AND REMEDIES

         Section 4.01. Events of Default. Time is of the essence hereof. The term "Default," as used in this Mortgage, shall mean the occurrence of any one or more of the following events:

         (a) The failure of Mortgagor to make any payment according to the tenor and effect of the Note, or any part thereof, or any failure to make any other payment of the principal, interest, or premium, if any, on the Note, or any portion of the Secured Indebtedness, including but not limited to taxes and insurance premiums, when and as the same shall become due and payable, whether at maturity, by acceleration, or otherwise, as in the Note, any Collateral Loan Document, or this Mortgage provided;

         (b) The filing of notice of any lien or the institution of proceedings to enforce any other lien upon the Premises that is not dismissed, removed or bonded to the satisfaction of Mortgagee within thirty (30) days of the date of such filing or institution of such proceeding;

         (c) The filing, at any time, of a proceeding in bankruptcy or arrangement or reorganization with respect to Mortgagor or any guarantor or surety of the Secured Indebtedness pursuant to the United States Bankruptcy Code or any similar law, federal or state, including but not limited to:

             (i) Mortgagor or any guarantor or surety of the Secured Indebtedness shall file a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state, or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Mortgagor or any such guarantor or surety or of all or any part of the Premises or of any or all of the royalties, revenues, rents, issues or profits thereof, or shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay or shall fail to pay its debts generally as they become due;

             (ii) A court of competent jurisdiction shall enter an order, judgment or decree approving a petition filed against Mortgagor or any such guarantor or surety of the Secured Indebtedness seeking any reorganization, dissolution or similar relief under any present or future federal, state, or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors or Mortgagor or any such guarantor or surety shall be the subject of an order for relief entered by such a court, and such order, judgment or decree shall remain unvacated and unstayed for an aggregate of sixty (60) days (whether or not consecutive) from the first date of entry thereof, or any trustee, receiver, custodian or liquidator of Mortgagor or any such guarantor or surety or of all or any part of the Premises or of any or all of the royalties, revenues, rents, issues or profits thereof shall be appointed without the consent or acquiescence of Mortgagor or any such guarantor or surety and such appointment shall remain unvacated and unstayed for an aggregate of sixty (60) days (whether or not consecutive);

         (d) A writ of execution or attachment or any similar process shall be issued or levied against all or any part of or interest in the Premises, and such execution, attachment or similar process is not released, bonded, satisfied, vacated or stayed within sixty (60) days after its entry or levy;

         (e) The abandonment of any part of the Premises by Mortgagor (vacancies of individual stores shall not constitute abandonment);

         (f) If Mortgagee determines that any representation or warranty of Mortgagor set forth in this Mortgage, the Note, or any of the Collateral Loan Documents delivered by Mortgagor to Mortgagee in connection herewith or as required from time to time hereby is false, misleading or erroneous in any material respect as of the date thereof;

         (g) Mortgagor's failure as lessor, or assignor, to observe, comply or adhere to and/or perform any agreement of Mortgagor in any lease or assignment thereof to Mortgagee relating to the Premises;

         (h) The violation by Mortgagor of any covenants or agreements to be kept or performed by Mortgagor under any ground lease affecting the Premises;

         (i) Mortgagor's challenge or contest of the validity or enforceability of the Note, this Mortgage, or any Collateral Loan Documents, or the validity, priority or perfection of any security interest created hereunder or thereunder, in any action, suit or proceeding;

         (j) The conviction at any time of Mortgagor, or any guarantor or surety of the Secured Indebtedness or any principal of Mortgagor under federal, state or local law of a felony or the violation of any other criminal statute involving fraud or misrepresentation;

         (k) Any sale, conveyance, assignment, transfer, lease or any other disposition or further encumbrance of the Premises or any part thereof without the prior written consent of Mortgagee;

         (l) The failure by Mortgagor or any other party punctually and properly to perform such party's obligations under the Environmental Indemnity Agreements (as defined in the Loan Agreement); or

         (m) The failure of Mortgagor or any guarantor or surety of the Secured Indebtedness to punctually and properly perform any other covenant, condition or agreement contained in this Mortgage, the Note, or any of the Collateral Loan Documents.

         See EXHIBIT B, Additional Provisions, Section B5.

         Section 4.02. Remedies. If any Default shall have occurred and be continuing, Mortgagee shall have, in addition to any rights at law or in equity, each and all of the following rights and remedies, which may be exercised individually, collectively or cumulatively:

         (a) Mortgagee may, at its option, without notice to Mortgagor, declare immediately due and payable the entire debt secured by this Mortgage, and upon any such declaration the principal of the Note, together with accrued and unpaid interest and premium (if any), shall become and be immediately due and payable, anything to the contrary contained in this Mortgage, the Collateral Loan Documents, or the Note notwithstanding, and the principal debt and interest from and after that date shall bear interest at the applicable default rate provided in the Note.

         (b) Mortgagee may, with or without bringing any action or proceeding, and without regard to the adequacy of any security for the Secured Indebtedness, in person or by agent or employee, or by a receiver appointed by a court of competent jurisdiction, enter upon and take possession of all or any part of the Premises, excluding Mortgagor and its agents and servants wholly therefrom; Mortgagor shall on demand peaceably surrender possession thereof to Mortgagee. Upon every such entry, Mortgagee, personally or by its agents or in the name of Mortgagor, at the expense of Mortgagor, from time to time, may maintain and restore the Premises, whereof it shall become possessed as aforesaid; and likewise, from time to time, at the expense of Mortgagor, Mortgagee may make all necessary or proper repairs, renewals and replacements and such useful alterations, additions, betterments and improvements thereto and thereon as to it may seem advisable or necessary to preserve the value, marketability or rentability of the Premises; and in every such case Mortgagee shall have the right to manage, control and operate the Premises and may make, cancel, modify or enforce leases, obtain and evict tenants, rent and lease the same to such persons, for such periods of time, and on such terms and conditions as Mortgagee in its sole discretion may determine, and with or without taking possession of the Premises, may sue for or otherwise collect any and all of the rents, issues and profits thereof, including those past due and unpaid and apply same, less costs and expenses of management, operation and collection, including reasonable attorneys' fees, upon any indebtedness secured hereby, all in such order as Mortgagee may determine. In dealing with the Premises as a Mortgagee in, or not in, possession, Mortgagee shall be without any liability, charge, or obligation therefor to Mortgagor other than for willful misconduct or gross negligence, and shall be entitled to operate any business then being conducted or which could be conducted thereon or therewith at the expense of and for the account of Mortgagor (and all net losses, costs and expenses thereby incurred shall be advancements, and will be immediately due and payable and if not paid become part of the Secured Indebtedness), to the same extent as the owner thereof could do. The entering upon and taking possession of the Premises, the collection of such rents, issues and profits and the application thereof as aforesaid shall not cure or waive any Default or notice of Default under this Mortgage or invalidate any act done in response to any such Default or pursuant to any such notice and, notwithstanding the continuance in possession of the issues and profits, Mortgagee shall be entitled to enforce every right and exercise every remedy provided for in any of the Collateral Loan Documents or by law upon the occurrence of any Default.

         (c) In the event of the noncompliance of any duty or duties required of Mortgagor under the terms of this Mortgage or the occurrence of any event which, in the judgment of Mortgagee, in its sole and absolute discretion, impairs or may impair the value of the Premises herein taken as security for the Secured Indebtedness, Mortgagee reserves the right, at its own election, to advance sufficient funds to accomplish said performance or maintain such security, which sums shall also be secured hereby and shall bear interest at the Default Rate. Said sums, upon the giving of notice by Mortgagee to Mortgagor, shall become immediately due and payable to Mortgagee.

         (d) Mortgagee, with or without entry, personally or by its agents or attorneys, insofar as applicable may institute proceedings for the complete or partial foreclosure of this Mortgage through judicial proceedings or by advertisement, at the option of Mortgagee, pursuant to the statutes in such case made and provided and, at its election, sell or cause to be sold the Premises and all estate, right, title, interest, claim and demand therein and right of redemption thereof, at one or more public sales, and to convey the same to the purchaser, in accordance with said statutes, either as a whole or in separate parcels and in such order as it may determine. Any person, including Mortgagor or Mortgagee, may purchase at such sale. After deducting all costs, fees and expenses of sale, including cost of evidence of title and reasonable counsel fees (if permitted by law) in connection with sale, the proceeds of sale shall be applied to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the Default Rate; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

         (e) To the extent permitted by law, Mortgagee is hereby appointed the true and lawful attorney of Mortgagor, in its name and stead or in the name of Mortgagee, to make all necessary conveyances, assignments, transfers and deliveries of the property rights so sold, and, for that purpose, Mortgagee may execute all necessary deeds and instruments of assignment and transfer, and may substitute one or more persons with like power. Mortgagor hereby ratifies and confirms all that its said attorney or attorneys or such substitute or substitutes shall lawfully do by virtue hereof. Mortgagor shall, nevertheless if so requested in writing by Mortgagee, ratify and confirm any such sale or sales by executing and delivering to Mortgagee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of Mortgagee, for the purposes and as may be designated in such request. Any such sale or sales made under or by virtue of this Article IV shall operate to divest all the estate, right, title, interest, claim and demand, whether at law or in equity, of Mortgagor in and to the property and rights so sold, and shall be a perpetual bar both at law and in equity against Mortgagor and its successors and assigns.

         (f) Mortgagee may enforce any legal or equitable remedy against Mortgagor and sue for any sums whether interest, damages for failure to pay principal or any installment thereof, taxes, installments of principal, or any other sums required to be paid under the terms of this Mortgage, as the same become due, without regard to whether or not the Secured Indebtedness shall be due and without prejudice to the right of Mortgagee thereafter to enforce any appropriate remedy against Mortgagor including an action of foreclosure, or any other action, for a Default or Defaults by Mortgagor existing at the time such earlier action was commenced.

         (g) Mortgagee may enforce its rights, whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Note, this Mortgage, or the Collateral Loan Documents contained, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Mortgagee shall deem most advisable to protect and enforce any of its rights hereunder or under the Note and the Collateral Loan Documents. Mortgagee, at its option, shall have the power of sale provided for by statute or otherwise permitted under the laws of the State of Michigan.

         (h) Mortgagee, at its sole option, if permitted by applicable law, may send notifications to any and all lessees and tenants of the Premises that future payments under or relating to the leases shall be made to Mortgagee. Thereafter, Mortgagee shall be entitled to collect said rents and payments until Mortgagor cures all Defaults hereunder, and shall apply such rents and payments collected in the manner set forth in Article III hereof.

         (i) Failure of Mortgagor to pay any taxes or assessments assessed against the Premises, or any installment thereof, or any premiums payable with respect to any insurance policy covering the Premises, shall constitute waste, as provided by Act No. 236 of the Michigan Public Acts of 1961, as amended (M.C.L. Section 600.2927). Mortgagor further hereby consents to the appointment of a receiver under said statute, should Mortgagee elect to seek such relief thereunder.

         Section 4.03 Secured Party Remedies. Upon occurrence of a Default, Mortgagee, at its sole option, may exercise any or all of the remedies available to a secured party under the Uniform Commercial Code as adopted in the State of Michigan (hereinafter referred to as the "UCC"), including, but not limited to:

         (a) Either personally or by means of a court appointed receiver, take possession of all or any of the Personal Property and exclude therefrom Mortgagor and all others claiming under Mortgagor and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of Mortgagor with respect to the Personal Property or any part thereof. In the event Mortgagee demands or attempts to take possession of the Personal Property in the exercise of any rights hereunder, under the Note, or any of the Collateral Loan Documents, Mortgagor promises and agrees to promptly turn over and deliver complete possession thereof to Mortgagee;

         (b) Without notice to or demand upon Mortgagor, make such payments and do such acts as Mortgagee may deem necessary to protect its security interest in the Personal Property, including, without limitation, paying, purchasing, contesting or compromising any encumbrance, charge or lien which is prior to or superior to the security interest granted hereunder, and in exercising any such powers or authority to pay all expenses incurred in connection therewith;

         (c) Require Mortgagor to assemble the Personal Property or any portion thereof at a place designated by Mortgagee and reasonably convenient to both parties and promptly to deliver such Personal Property to Mortgagee or an agent or representative designated by it. Mortgagee, and its agents and representatives, shall have the right to enter upon any or all of Mortgagor's Premises and Property to exercise Mortgagee's rights hereunder;

         (d) Sell, lease or otherwise dispose of the Personal Property at public or private sale, with or without having the Personal Property at the place of sale, and upon such terms and in such manner as Mortgagee may determine. Mortgagee may be a purchaser at any such sale;

         (e) Unless the Personal Property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Mortgagee shall give Mortgagor at least ten (10) days' prior written notice of the time and place of any public sale of the Personal Property or other intended disposition thereof. Such notice may be mailed to Mortgagor at the address set forth at the beginning of this Mortgage; or

         (f) Mortgagee reserves the option, pursuant to the appropriate provisions of the UCC, to proceed with respect to the Personal Property (which, for purposes of this paragraph, is instead referred to as the "Collateral") as part of the Real Property in accordance with its rights and remedies with respect to the Real Property, in which event the default provisions of the UCC shall not apply. If Mortgagee shall elect to proceed with respect to the Collateral separately from the Real Property, ten (10) days' notice of the sale of the Collateral shall be deemed to be reasonable notice.

         Section 4.04. Receiver. If a Default occurs and is continuing, Mortgagee, as a matter of right and without notice to Mortgagor or anyone claiming under Mortgagor, and without regard to the then value of the Premises or the interest of Mortgagor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Premises, and Mortgagor hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers of Mortgagee and shall continue as such and exercise all such powers until the date of sale of the Premises, unless such receivership is sooner terminated. Mortgagee or any holder of the Note may be appointed as such receiver.

         Section 4.05. Retention of Possession. Notwithstanding the appointment of any receiver, liquidator or trustee of Mortgagor, or of the Premises or any part thereof, Mortgagee shall be entitled to retain possession and control of all property now or hereafter granted, bargained, sold, mortgaged, warranted, conveyed, pledged and/or assigned to or held by Mortgagee under this Mortgage.

         Section 4.06. Remedies Not Exclusive. The cumulative rights of Mortgagee arising under the clauses and covenants contained in this Mortgage shall be separate, distinct and cumulative and none of them shall be construed to be exclusive nor an election to proceed under any one provision herein to the exclusion of any other provision, anything herein or otherwise to the contrary notwithstanding. In addition to any remedies provided herein for Default hereof, Mortgagee shall have all other remedies allowed under the laws of the State of Michigan, and the laws of the United States. No failure on the part of Mortgagee to exercise any of its rights hereunder arising upon any Default shall be construed to prejudice its rights in the event of any other or subsequent Default. No delay on the part of Mortgagee in exercising any of such rights shall be construed to preclude it from the exercise thereof at any time during the continuance of such Default. Mortgagee may enforce any one or more remedies or rights hereunder in such order and manner as it may determine, successively or concurrently at its option. By accepting payment or partial payment of any sums secured hereby after the due date thereof, Mortgagee shall not make an accommodation or thereby waive the agreement herein contained that time is of the essence, nor shall Mortgagee waive either any of its remedies or options or its right to require prompt payment when due of all sums secured or to consider failure so to pay a Default hereunder. Neither the acceptance of this Mortgage nor its enforcement, whether by court action or pursuant to other powers herein contained, shall prejudice or in any manner affect Mortgagee's right to realize upon or enforce any other security now or hereafter held by Mortgagee.

         Section 4.07. Forbearance, etc. Not a Waiver. Failure to accelerate the maturity of all or any portion of the Secured Indebtedness upon the occurrence of any Default hereunder, or acceptance of any sum after the same is due, or acceptance of any sum less than the amount then due, or failure to demand strict performance by Mortgagor of the provisions of this Mortgage or any forbearance by Mortgagee in exercising any right or remedy hereunder or otherwise afforded by law shall not constitute a waiver by Mortgagee of any provision of this Mortgage nor nullify the effect of any previous exercise of any such option to accelerate or other right or remedy.

         Section 4.08. Additional Amount Due After Acceleration. Upon the occurrence of any Default and following the acceleration of maturity of the Secured Indebtedness as herein provided, there shall be due and payable, in addition to all other amounts due, an additional amount calculated as provided in the Note.

                                    ARTICLE V
                               SECURITY AGREEMENT

         Section 5.01. Personal Property to be Covered as Part of Real Property; Fixtures; Mortgage to also Constitute Security Agreement as to Personal Property Deemed Not to be Affixed to Real Property or Adapted to the Use Thereof. It is mutually intended, agreed and declared that all Personal Property (described in the granting clauses of this Mortgage), shall, to the full extent permitted by law, be deemed to form a part of the Real Property and for the purposes of this Mortgage to be considered Real Property, and as such secured by this Mortgage. While the foregoing is intended to apply to all items of Personal Property described in the granting clause of this Mortgage, it is particularly intended to apply to those items of Personal Property which now are or hereafter shall become physically affixed or adapted to the Real Property (which for purposes hereof are commonly referred to as "fixtures"). If any such Personal Property shall for any reason be deemed not to be affixed or adapted to the Real Property, and/or if a separate fixture filing is necessary or appropriate regarding same, then this Mortgage shall constitute a Security Agreement with respect to any and all such Personal Property, to be perfected by filing financing statement(s) in the appropriate records of the county in which the Premises are located and with the office of the Secretary of State of the State of Michigan.

         Section 5.02. Creation of Security Interest. As to any of the Personal Property which cannot qualify as part of the Real Property pursuant to the provisions of Section 5.01, this Mortgage is hereby deemed to be, and is, as well, a Security Agreement under the UCC for the purpose of creating hereby a security interest in such Personal Property; and Mortgagor hereby grants to Mortgagee as Secured Party (as defined in the UCC) a security interest in (a) all the Personal Property located on or at the Premises and more fully described in the granting clauses of this Mortgage, including without limitation any and all property of similar type or kind hereafter located on or at the Premises,
(b) any and all sums at any time on deposit for the benefit of Mortgagee or held by Mortgagee (whether deposited by or on behalf of Mortgagor or anyone else) pursuant to any of the provisions of this Mortgage, and (c) all other property (tangible and intangible) arising from or relating to the Premises, all for the purpose of securing all obligations of Mortgagor herein contained. Mortgagor shall, from time to time, upon request of Mortgagee, deliver to Mortgagee a current inventory of the Personal Property in reasonable detail.

         Section 5.03. Warranties, Representations and Covenants. Mortgagor hereby warrants, represents and covenants as follows:

         (a) Except for the security interest granted hereby, liens created to secure payment of the purchase price for tangible fixed assets used by the Mortgagor in the ordinary course of its business, and the interest or title of lessors under any equipment lease entered into by Mortgagor in the ordinary course of its business, Mortgagor is, and as to portions of the Personal Property to be acquired after the date hereof will be, the sole owner of the Personal Property, free from any adverse lien, security interest, encumbrance or adverse claims thereon of any kind whatsoever. Mortgagor will notify Mortgagee of, and will defend the Personal Property against, all claims and demands of all persons at any time claiming the same or any interest therein.

         (b) Mortgagor will not lease, sell, convey or in any manner transfer the Personal Property without the prior written consent of Mortgagee.

         (c) The Personal Property is not used or bought for Mortgagor's personal, family or household purposes.

         (d) The Personal Property will be kept on or at the Premises and Mortgagor will not remove the Personal Property from the Premises without the prior written consent of Mortgagee, except that so long as Mortgagor is not in Default hereunder, Mortgagor shall be permitted to dispose of such portions or items of Personal Property which are consumed or worn out in ordinary usage, all of which shall be promptly replaced by Mortgagor with property of like kind and quality and at least equal in value to that replaced and in such manner so that said new Personal Property shall be subject to the security interest created hereby and so that the security interest of Mortgagee shall be first in priority, it being expressly understood that all replacements of the Personal Property and any additions to the Personal Property shall be and become immediately subject to the security interest of this Mortgage and be covered hereby.

         (e) At the request of Mortgagee, Mortgagor will join Mortgagee in executing one or more financing statements and renewals and amendments thereof as well as any continuation statements pursuant to the UCC in form satisfactory to Mortgagee, and will pay the cost of filing the same in all public offices wherever filing is deemed by Mortgagee to be necessary or desirable to perfect the security interest created by this Mortgage. Mortgagor authorizes Mortgagee to file financing and continuation statements, and amendments and supplements thereto relating to the equipment, fixtures and Personal Property signed only by Mortgagee.

         (f) Mortgagor will do all acts and things as Mortgagee may require or as may be necessary or appropriate to establish and maintain a first perfected security interest in the Personal Property, subject to no liens, encumbrances or security interests of others.

         (g) All covenants and obligations of Mortgagor contained in this Mortgage shall be deemed to apply to the Personal Property whether or not expressly referred to herein.

         (h) This Mortgage constitutes a Security Agreement for all purposes under the UCC.

                                   ARTICLE VI
                                  MISCELLANEOUS

         Section 6.01. Certain Additional Powers of Mortgagee; Sale No Effect on Liability. Without affecting the liability of any other person liable for the payment or performance of any obligation secured hereby and without affecting the lien or charge of this Mortgage upon any portion of the Premises not then or theretofore released as security for all unpaid or unperformed obligations secured hereby, Mortgagee may from time to time and without notice (a) release any person so liable, (b) extend the maturity or alter any of the terms of any such obligation, (c) grant other indulgences, (d) release or reconvey, or cause to be released or reconveyed any parcel, portion or all of the Premises, (e) take or release any other or additional security for any such obligations, or
(f) make compositions or other arrangements with debtors in relation thereto. No sale of the Premises shall in anywise affect the liability of any party to the Note, or any person liable or to become liable with respect to the Secured Indebtedness.

         Section 6.02. Mortgagor's Duty to Defend and Pay Expenses. Mortgagor at its sole expense, will appear in and affirmatively defend all actions or proceedings purporting to affect the security hereof or any right or power of Mortgagee hereunder. Mortgagor shall save Mortgagee harmless from all costs and expenses, including but not limited to all costs and expenses associated with court and/or administrative proceedings through the appellate level, reasonable attorneys' fees, costs of title search, continuation of abstract(s) and preparation of survey incurred by reason of any action, suit, proceeding, hearing, motion or application before any court or administrative body in which Mortgagee may be or become a party by reason of the Note, this Mortgage, or any Collateral Loan Document, including but not limited to condemnation, bankruptcy, and administrative proceedings, as well as any other of the foregoing where a proof of claim is by law required to be filed, or in which it becomes necessary to defend or uphold the terms or lien of this Mortgage. Mortgagee, in its sole discretion, may appear in and defend any such action or proceeding, and Mortgagee is authorized to pay, purchase or compromise on behalf of Mortgagor any encumbrance or claim which in its judgment appears to or purports to affect the security hereof or to be superior hereto. Mortgagor will pay on demand all sums so expended and all costs and expenses, including reasonable attorneys' fees, incurred in any such action by Mortgagee, with interest thereon from the date of expenditure at the Default Rate. In any suit to foreclose the lien hereof, there shall be allowed and included as additional indebtedness in the decree for sale all expenditures and expenses which may be (including but not limited to reasonable attorneys' fee for Mortgagee's counsel) paid or incurred by or on behalf of Mortgagee for costs and expenses associated with court and/or administrative proceedings through the appellate level, reasonable attorneys' fees, appraisers' fees, costs of environmental assessments and studies, outlays for documentary and expert evidence, stenographers' charges, publication costs and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, and similar data and assurances with respect to the title as Mortgagee may deem reasonably necessary either to prosecute such suit or to evidence to bidders at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Premises. Mortgagor shall also pay all expenses incurred by Mortgagee on matters arising after the date hereof where Mortgagor (or other parties with the consent of Mortgagor) seek accommodation from Mortgagee, including but not limited to extensions, partial releases or consents to sales, secondary financing, tenant substitutions, etc. The foregoing shall not in any way be deemed to obligate Mortgagee to make any requested accommodation. All expenditures and expenses of the nature in this paragraph mentioned and collection efforts regarding payments owing under this Mortgage, the Note, or the Collateral Loan Documents as well as recordkeeping costs resulting therefrom and such expenses and fees as may be incurred in the protection of said Premises and the maintenance of the lien of this Mortgage, including the reasonable fees of any attorneys employed by Mortgagee in any pending or threatened litigation or proceeding affecting this Mortgage, the Note, any of the Collateral Loan Documents, or the Premises, including appellate, probate and bankruptcy proceedings, or in preparation for the commencement or defense of any proceeding or threatened suit or proceeding shall be immediately due and payable by Mortgagor. All sums expended or costs incurred by Mortgagee referred to in this section, if not repaid on demand, shall with interest at the Default Rate be deemed a part of the Secured Indebtedness.

         Section 6.03. Documentary or Internal Revenue Stamps. If at any time the State of Michigan shall determine that the documentary stamps affixed to the Note are insufficient or if no documentary stamps have been affixed for lawful reasons, that such stamps should thereafter be affixed, Mortgagor shall pay for the same, together with any interest or penalties imposed in connection with such determination and the amount of money needed to pay for such stamps and penalties shall, until such stamps are purchased and affixed, be a portion of the Secured Indebtedness. The same provisions and obligations shall apply with respect to any Internal Revenue Stamps or similar stamps that may be required at any time regarding this Mortgage, the Note, or any Collateral Loan Documents.

         Section 6.04. Tax on Mortgage. In the event of the passage of any state, federal, municipal or other governmental law, order, rule or regulation (prior to or subsequent to the date hereof), in any manner changing or modifying the laws now in force governing the taxation of mortgages or debts secured by mortgages or the manner of collecting taxes so as to affect adversely Mortgagee, the entire balance of the Secured Indebtedness shall without notice become due and payable forthwith at the option of Mortgagee, without prepayment premium. Notwithstanding the foregoing language of this paragraph, if Mortgagor is permitted by law to pay any such tax or imposition (and provided such payment will not make the Loan usurious), then and so long as Mortgagor does in fact pay and continue to pay same to Mortgagee's satisfaction and prior to any penalty accruing, Mortgagee agrees not to exercise its option under this Section 6.04 to accelerate the Secured Indebtedness. Notwithstanding the foregoing, it is understood and agreed that Mortgagor is not obligated to pay any portion of Mortgagee's federal or state income taxes.

         Section 6.05. Filing and Recording Fees. Mortgagor will pay all filing, registration or recording fees, and all expenses incident to the execution and acknowledgment of this Mortgage and all federal, state, county, and municipal taxes, and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Note, this Mortgage, and the Collateral Loan Documents.

         Section 6.06. Notices. Whenever Mortgagee or Mortgagor desires to give or serve any notice, demand, request or other communication with respect to this Mortgage, each such notice, demand, request or other communication shall be in writing and shall be effective only if the same is (1) delivered by personal service, (2) mailed by certified mail, postage prepaid, return receipt requested, or (3) delivered by nationwide overnight delivery service (with charges prepaid). For the purposes hereof, the date a notice shall be deemed to be given shall be (a) the date of delivery if given by personal service, (b) the date of mailing if given by certified mail, the delivery of which shall be deemed to have occurred on the day such mailing is received or receipt refused, and (c) the date of delivery if given by overnight delivery service. All notices must be addressed to the address set forth at the beginning of this Mortgage. Any party may at any time change its address for such notices by delivering or mailing to the other parties hereto, as aforesaid, a notice of such change. However, nothing in this Section 6.06 shall be construed as requiring Mortgagee to give any notice of Default or notice of intent to accelerate.

         Section 6.07. Waiver of Rights by Mortgagor. To the extent permitted by applicable law, Mortgagor waives the benefit of all laws now existing or that hereafter may be enacted providing for (a) any appraisement before sale of any portion of the Premises, or (b) extension of the time for the enforcement or collection of the Note or the indebtedness evidenced thereby, or (c) creation of an extension of the period of redemption from or a moratorium on any sale made pursuant to this Mortgage. To the full extent Mortgagor may do so, Mortgagor agrees that Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension, redemption or moratorium, and Mortgagor, for Mortgagor, Mortgagor's successors and assigns, and for any and all persons ever claiming any interest in the Premises, to the extent permitted by law, hereby waives and releases all rights of redemption, both statutory rights of redemption and equity of redemption, valuation, appraisement, moratorium, stay of execution, notice of election to mature or declare due the whole of the Secured Indebtedness and marshaling in the event of foreclosure of the liens hereby created. If any law referred to in this Section 6.07 and now in force, of which Mortgagor, Mortgagor's successors and assigns or other person might take advantage despite this Section 6.07, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Section 6.07. Mortgagor expressly waives and relinquishes any and all rights and remedies which Mortgagor may have or be able to assert by reason of the laws pertaining to the rights and remedies of sureties. Mortgagor waives, to the full extent permitted by law, all statutes of limitations as a defense to this Mortgage and any obligation secured by this Mortgage. Mortgagor expressly agrees that pursuant to Mortgagee's power of sale found in Section
4.02 hereof, Mortgagee may elect to sell the Property hereby mortgaged and appurtenances thereto at public sale en masse, in separate parcels, or in any combination of parcels, as Mortgagee shall determine in its sole discretion. Mortgagor hereby acknowledges that it possesses extensive holdings in real estate, is a sophisticated investor in and developer of the same, and after consulting with counsel on the matter, does hereby knowingly and voluntarily waive any right it may have under law to require sale by separate parcels, including without limitation the provisions of MCL Section 600.3165 and/or
Section 600.3224, or to redeem one (or any combination of the parcels less than all), notwithstanding a sale en masse.

         Section 6.08. Joint and Several Liability. If Mortgagor consists of more than one party, such Mortgagors shall be jointly and severally liable under any and all obligations, covenants and agreements of Mortgagor contained herein.

         Section 6.09. Severability. In case any one or more of the covenants, agreements, terms or provisions contained herein, in the Note, or in any of the Collateral Loan Documents, shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions shall in no way be affected, prejudiced or disturbed thereby, and to this end the provisions of the loan documents are declared to be severable.

         Section 6.10. Covenants "To Run With Land"; Successors and Assigns. This Mortgage and all the terms, covenants, conditions, agreements and requirements hereof, whether stated herein at length or incorporated herein by reference, shall be covenants running with the land so long as this Mortgage is in effect and shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of Mortgagor and Mortgagee.

         Section 6.11. Definitions. Wherever used in this Mortgage, unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, the word "Mortgagor," shall mean "Mortgagor and/or any subsequent owner or owners of the Premises," the word "Mortgagee" shall mean "Mortgagee or any subsequent holder or holders of this Mortgage," the word "Note" shall mean "note of even date herewith secured by this Mortgage and any additional note or notes at any time secured by this Mortgage," the word "person" shall mean "an individual, corporation, partnership or unincorporated association," and pronouns of any gender shall include the other genders, and either the singular or plural shall include the other.

         Section 6.12. Governing Law. This Mortgage has been executed and delivered in the State of Michigan and is to be construed and enforced according to and governed by the laws of the State of Michigan. Any provision of this Mortgage which provides, in substance, that any advance, expense or other payment by Mortgagor shall bear interest at the maximum rate permitted by applicable law shall be deemed to mean the Default Rate.

         Section 6.13. Modification Procedure. This Mortgage, the Note, and the Collateral Loan Documents cannot be modified except by an instrument in writing executed by both Mortgagor and Mortgagee. No requirement of this Mortgage, the Note, or any Collateral Loan Document can be waived at any time except by a writing signed by Mortgagee, nor shall any waiver be deemed a waiver of any subsequent breach or Default of Mortgagor.

         Section 6.14. Captions. The headings or captions of the Articles, sections, paragraphs, and subdivisions of this Mortgage are for convenience or reference only, are not to be construed a part hereof, and shall not limit or otherwise affect any of the terms hereof.

         Section 6.15. Future Advance Mortgage. This Mortgage secures future advances and is a future advance mortgage under Act No. 348 of the Michigan Public Acts of 1990 (MCL 565.901 et seq.). All future advances under the Note, this Mortgage, and the Collateral Loan Documents shall have the same priority as if the future advance was made on the date that this Mortgage was recorded.

         SECTION 6.16. JURISDICTION. TO THE EXTENT PERMITTED BY APPLICABLE LAW, MORTGAGOR HEREBY IRREVOCABLY SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF MICHIGAN AND OF THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF MICHIGAN FOR THE ENFORCEMENT OF MORTGAGOR'S OBLIGATIONS HEREUNDER, UNDER THE NOTE, AND UNDER THE COLLATERAL LOAN DOCUMENTS, AND WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAW OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN MICHIGAN FOR THE PURPOSES OF LITIGATION TO ENFORCE SUCH OBLIGATIONS. FURTHERMORE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, MORTGAGOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT OR OTHER PROCESS OF THE PAPERS ISSUED IN CONNECTION WITH SUCH LITIGATION AND AGREES THAT SERVICE MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE MORTGAGOR AT THE ADDRESS SET FORTH HEREIN.

         SECTION 6.17. WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, MORTGAGOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE, IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED, ARISING OUT OF OR IN CONNECTION WITH THE NOTE, THIS MORTGAGE, ANY COLLATERAL LOAN DOCUMENT, OR ANY OTHER MATTERS RELATED THERETO.

         Section 6.18. Additional Provisions. The terms, covenants and provisions of this Mortgage are subject, in all respects, to the additional provisions, if any, set forth on Exhibit B, attached hereto and incorporated herein by reference.

         NOW, THEREFORE, if Mortgagor shall well and truly pay the indebtedness evidenced by the Note, or any extensions or renewals thereof, and the interest thereon to Mortgagee, its successors or assigns, and if Mortgagor shall well and truly perform and keep the several covenants, conditions and agreements herein set forth, then this Mortgage shall be void and shall be released as provided by law, and if permitted by applicable law, at the expense of Mortgagor; otherwise, the same shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned has caused this Instrument to be executed and delivered under seal as of the day and year first above written.

Signed in the presence of:               RAMCO-GERSHENSON PROPERTIES, L.P.,
                                         a Delaware limited partnership

                                         By: RAMCO-GERSHENSON PROPERTIES
                                             TRUST, a Maryland real estate
                                             investment trust, its general
                                             partner



                                         By:
-------------------------------------        -----------------------------------
Printed Name:
             ------------------------
                                         Its:
                                              ----------------------------------

-------------------------------------
Printed Name:
              -----------------------


(SEAL)

                                 ACKNOWLEDGMENT


STATE OF MICHIGAN          )
                           )  SS:
COUNTY OF                  )


         The foregoing instrument was acknowledged before me this
day of                     , 2000 by                                  the
                     of Ramco-Gershenson Properties Trust, a Maryland real estate investment trust, the general partner of Ramco-Gershenson Properties, L.P., a Delaware limited partnership, on behalf of the partnership.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal, the day and year first above written.



                                  ----------------------------------------------
                                  Notary Public
                                  Printed Name:
                                                --------------------------------

                                                        County,
                                  ----------------------        ----------------
                                  My commission expires:
                                                        ------------------------



This instrument prepared by and after recording return to:

Timothy M. Koltun, Esq.
Clark Hill PLC
500 Woodward Avenue, Suite 3500
Detroit, Michigan 48226-3435

                                   EXHIBIT A-1
                                Legal Description

                                   EXHIBIT A-2
                                Legal Description

                                   EXHIBIT A-3
                                Legal Description

                                   EXHIBIT A-4
                                Legal Description

                                   EXHIBIT A-5
                                Legal Description

                                   EXHIBIT A-6
                                Legal Description

                                   EXHIBIT A-7
                                Legal Description

                                   EXHIBIT A-8
                                Legal Description

                                   EXHIBIT A-9
                                Legal Description

                                  EXHIBIT A-10
                                Legal Description

                                  EXHIBIT A-11
                                Legal Description

                                    EXHIBIT B

                              Additional Provisions

         The following shall be included in the Mortgage, and to the extent that there is any inconsistency between the text of the Mortgage and the language hereof, the provisions set forth in this Exhibit shall control:

         Section B1. No Personal Liability On Debt. Notwithstanding any provision in this Mortgage to the contrary, the terms and conditions of the exculpation provision set forth in Section A1 of Exhibit A to the Note are incorporated herein by reference and shall supersede any inconsistent provision herein, in the Note, or in any of the Collateral Loan Documents.

         Section B2. Permitted Transfers. The following shall be inserted at the end of Section 2.03(a):

         Notwithstanding the foregoing, Mortgagee agrees that Mortgagor shall, with respect to each Tract, have the one (1) time right to Transfer such Tract with the prior written consent of Mortgagee, which consent may be given or withheld in Mortgagee's sole discretion without prepayment fee except as set forth in this Section B2. It is expressly acknowledged and agreed by Mortgagor that, among other things, Mortgagee may condition any consent to a Transfer upon
(a) satisfaction of subsections (i) through (v) of the second paragraph of this
Section 2.03(a); and (b) reduction of the principal balance then outstanding under the Note in an amount not more than fifty percent (50%) of the greater of
(i) the purchase price received by Mortgagor for such Transfer, if any; or (ii) the value assigned to the Tract by Mortgagee on the date of closing less an allocable share of the principal amoritzation paid on the Secured Indebtedness.

                  If the entire Premises are sold after Mortgagee has approved the purchaser thereof pursuant to Section 2.03(a) and the purchaser has assumed all obligations of Mortgagor under the Note, this Mortgage, and the Collateral Loan Documents (including, without limitation, the liability for obligations set forth in Section A1 of EXHIBIT A to the Note), then Mortgagor and Guarantor shall be released from all future liability thereunder except for matters that occurred or were in existence during the time Mortgagor owned the Premises.

         Section B3. Substitution. The following shall be inserted at the end of
Section 2.03(a):

                  Mortgagor shall have the right to replace any Tract (other than the Tract consisting in part of the land described in Exhibit A-1 attached hereto) with an alternate property (the "Substitute Collateral"). Such substitution will be permitted providing that (i) no Default or event that with the giving of notice or passage of time would become a Default has occurred; and
(ii) the Substitute Collateral has value, as determined by the Mortgagee in its sole discretion, that is equal or superior to such Tract. There will not be a charge for such substitution except for the cost of Mortgagee's review thereof, plus a $1,000.00 processing fee and Mortgagee's out of pocket costs.

         Section B4. Leases in the Normal Course of Business. Notwithstanding anything to the contrary contained in Article II and/or III of this Mortgage or in any of the Collateral Loan Documents, so long as Mortgagor is not in Default, Mortgagor shall have the right to enter into new leases OF LESS THAN 5,000 SQUARE FEET, terminate, modify and otherwise deal with leases OF LESS THAN 5,000 SQUARE FEET and the tenants under said leases in its normal course of business without obtaining Mortgagee's prior written approval of any such action; provided leases over 5,000 square feet shall be subject to Mortgagee's consent, not to be unreasonably withheld, and such consent will be deemed granted if a Mortgagee does not object to a proposed lease or a TERMINATION OR MODIFICATION OF AN EXISTING LEASE within ten (10) business days following submission to Mortgagee of an execution copy of such lease or amendment or a detailed written description of such proposed termination.

         Section B5. Event of Default. The following shall be inserted at the end of Section 4.01:

         (n) If without the consent of Mortgagee (which consent in any and all circumstances may be withheld in the sole and absolute discretion of Mortgagee)
(A) any of (i) Dennis Gershenson; (ii) Joel Gershenson; (iii) Bruce Gershenson;
(iv) Richard Gershenson; and (v) Michael Ward, as Trustee U/T/A dated February 22, 1977, as amended (hereinafter, the "Principals"), shall sell, transfer or convey any of his beneficial interest in the Mortgagor at any time prior to May 1, 1999, or (B) at any time thereafter, less than 5% of the ownership interest in the Mortgagor shall be owned either directly or indirectly in partnerships in which the Principals possess a controlling interest, on an unencumbered basis, by any of or on an aggregate basis, any combination of the Principals. Nothing contained herein shall be construed to prohibit the pledge or assignment of Principals' beneficial interests in the Mortgagor prior to May 1, 1999.

                  A transfer of ownership in Mortgagor to the respective spouses, children or grandchildren of the Principals, whether by sale, assignment, alienation, devise, or transfer into trust for the benefit of such Principal's respective spouse, children or grandchildren, shall not be deemed a sale, transfer, or conveyance hereunder.

         (o) The occurrence of a "Default", as that term is defined in any of the Loan Agreements.

         (p) The occurrence of a "Default", as that term is defined in the West Oaks Mortgage.

                  Provided that in the case of the occurrence of any failure, event or condition described in subparagraph (b) - (n) of this Section 4.01 which does not also constitute a monetary Default (any such failure, event or condition being herein called a "Non-Monetary Default"), a Default shall not be deemed to have occurred unless the Non-Monetary Default in question shall continue after the expiration of thirty (30) days after the date on which Mortgagee shall have given written notice of the Non-Monetary Default to Mortgagor.

                  If such Non-Monetary Default cannot by its nature be fully cured within said thirty (30) day period, Mortgagor shall have a reasonable additional period to cure same provided (1) Mortgagor continuously prosecutes the curing action with diligence, and (2) the granting of such additional curing period does not, in Mortgagee's opinion, jeopardize its vital interests; provided that Mortgagor shall be entitled to such additional period for Non-Monetary Defaults no more than twice in any twelve (12) month period, with respect to any one Tract (as defined below) or if such Non-Monetary Default does not relate to a specific Tract, no more than twice in any twelve (12) month period.

                  The period Mortgagor is permitted to cure any Non-Monetary Default, as set forth in this Section B5 shall not be more than (nor shall it be considered to be in addition to) any other period to cure any breach or Default as may be provided in this Mortgage, the Note, or the Collateral Loan Documents.

         SECTION B6. PARTIAL RELEASES. (I) COMMENCING ON FEBRUARY 10, 2001, TRACTS (OTHER THAN THE PORTION OF THE PREMISES PERTAINING TO THE PARCEL DESCRIBED IN EXHIBIT A-1 ATTACHED HERETO (THE "JACKSON WEST TRACT")) (A "LOAN NO.157670 TRACT") MAY BE RELEASED FROM THE LIEN HEREOF (SO LONG AS NO DEFAULT OR DEFAULT CONDITION HAS OCCURRED) UPON PREPAYMENT OF THE SHARE OF THE PRINCIPAL AND ACCRUED INTEREST UNDER THE LOAN NO. 157670 NOTES ALLOCABLE TO THE TRACT IN QUESTION. SUCH PREPAYMENT SHALL CONSIST OF THE FOLLOWING: (A) PAYMENT OF THE PRINCIPAL, INTEREST AND ANY OTHER SUMS ALLOCABLE TO SUCH TRACT; PLUS (B) ANY AND ALL PREPAYMENT PREMIUMS DUE ON THE PRINCIPAL BEING REPAID, CALCULATED AS PROVIDED IN THE LOAN NO. 157670 NOTES; PLUS AT MORTGAGEE'S OPTION, (C) AN ADDITIONAL SUM EQUAL TO TWENTY-FIVE PERCENT (25%) OF THE PRINCIPAL BEING REPAID. THE PRINCIPAL ALLOCABLE TO SUCH TRACT UNDER (A) ABOVE SHALL BE, AT THE MORTGAGEE'S SOLE DISCRETION, EQUAL TO 55% OF THE GREATER OF (I) THE SALES PRICE OF THE TRACT RELEASED HEREUNDER, OR (II) THE VALUE ASSIGNED TO THE TRACT BY MORTGAGEE AS OF THE DATE HEREOF, LESS A PROPORTIONAL SHARE OF THE PRINCIPAL PAID BY THE MORTGAGOR UP TO THE DATE OF THE TRANSFER. THE ADDITIONAL SUM DESCRIBED IN
(C) HEREUNDER SHALL BE APPLIED AT PAR BY MORTGAGEE TO REDUCE THE OUTSTANDING PRINCIPAL BALANCE OF THE LOAN NO. 157670 NOTES, AND MORTGAGEE MAY ALLOCATE SUCH PRINCIPAL REDUCTION AMONGST THE VARIOUS REMAINING LOAN NO. 157670 TRACTS IN MORTGAGEE'S SOLE DISCRETION. NO PREPAYMENT PREMIUM SHALL BE PAYABLE WITH RESPECT TO ANY SUCH ADDITIONAL AMOUNTS DESCRIBED UNDER ITEM (C). IN THE EVENT THE AGGREGATE PRINCIPAL AMOUNT OF THE LOAN NO. 157670 NOTES EXCEEDS THE AGGREGATE OF THE PRINCIPAL PAYMENT ONLY MADE PURSUANT TO ITEM (A) ABOVE AND THE ADDITIONAL PAYMENT, IF ANY, MADE PURSUANT TO ITEM (C) FOR THE RELEASE OF SUCH TRACT, THE AGGREGATE OF THE PRINCIPAL PAYMENT ONLY MADE PURSUANT TO ITEM (A) ABOVE AND THE ADDITIONAL PAYMENT, IF ANY, MADE PURSUANT TO ITEM (C) ABOVE FOR THE RELEASE OF SUCH TRACT SHALL BE APPLIED PROPORTIONATELY TO THE OUTSTANDING PRINCIPAL BALANCE OF THE LOAN NO. 157670 NOTES BASED UPON THE RATIO OF THE OUTSTANDING PRINCIPAL BALANCE OF A LOAN NO. 157670 NOTE TO THE AGGREGATE OUTSTANDING PRINCIPAL BALANCE OF ALL LOAN NO. 157670 NOTES. IN THE EVENT THE AGGREGATE OF THE PRINCIPAL PAYMENT ONLY MADE PURSUANT TO ITEM (A) ABOVE AND THE ADDITIONAL PAYMENT, IF ANY, MADE PURSUANT TO ITEM (C) ABOVE FOR THE RELEASE OF A LOAN NO. 157670 TRACT EXCEEDS THE AGGREGATE OUTSTANDING PRINCIPAL BALANCE OF ALL LOAN NO. 157670 NOTES, MORTGAGEE MAY, IN ITS SOLE DISCRETION, APPLY SUCH EXCESS, IN SUCH AMOUNTS, TO THE PRINCIPAL BALANCE OF SUCH OF THE OTHER LOAN NO. 157774 NOTES AND/OR LOAN NO. 158186 NOTES AS IT ELECTS.

         (II) COMMENCING ON FEBRUARY 10, 2001, THE JACKSON WEST TRACT MAY BE RELEASED FROM THE LIEN HEREOF (SO LONG AS NO DEFAULT OR DEFAULT CONDITION HAS OCCURRED) UPON PREPAYMENT OF ALL OF THE PRINCIPAL AND ACCRUED INTEREST UNDER THE LOAN NO. 158186 NOTES. SUCH PREPAYMENT SHALL CONSIST OF THE FOLLOWING: (A) PAYMENT OF ALL PRINCIPAL AND ACCRUED INTEREST UNDER THE LOAN NO. 158186 NOTES; PLUS (B) ANY AND ALL PREPAYMENT PREMIUMS DUE ON THE PRINCIPAL BEING REPAID, CALCULATED AS PROVIDED IN THE LOAN NO. 158186 NOTES; PLUS, AT MORTGAGEE'S OPTION, (C) AN ADDITIONAL SUM EQUAL TO TWENTY-FIVE PERCENT (25%) OF THE PRINCIPAL BEING REPAID. THE ADDITIONAL SUM DESCRIBED IN (C) HEREUNDER SHALL BE APPLIED AT PAR BY MORTGAGEE TO REDUCE THE OUTSTANDING PRINCIPAL BALANCE OF THE LOAN NO. 157670 NOTES AND MORTGAGEE MAY ALLOCATE SUCH PRINCIPAL REDUCTION AMONG THE VARIOUS LOAN NO. 157670 TRACTS, IN MORTGAGEE'S SOLE DISCRETION. NO PAYMENT PREMIUM SHALL BE PAYABLE WITH RESPECT TO ANY SUCH ADDITIONAL AMOUNT DESCRIBED UNDER (C). IN THE EVENT THE AGGREGATE PRINCIPAL AMOUNT OF THE LOAN NO. 157670 NOTES EXCEEDS THE AMOUNT PAID PURSUANT TO ITEM (C) ABOVE FOR THE RELEASE OF THE JACKSON WEST TRACT, SUCH AMOUNT SHALL BE APPLIED PROPORTIONATELY TO THE OUTSTANDING PRINCIPAL BALANCE OF THE LOAN NO. 157670

NOTES BASED ON THE RATIO OF THE OUTSTANDING PRINCIPAL BALANCE OF A LOAN NO. 157670 NOTE TO THE AGGREGATE OUTSTANDING PRINCIPAL BALANCE OF ALL LOAN NO. 157670 NOTES.

         (III) IN THE EVENT OF A PREPAYMENT OF THE NOTE WITH RESPECT TO A RELEASE PURSUANT TO THIS SECTION B-6, MORTGAGEE MAY, AT ITS OPTION, REVOKE THE TAX AND INSURANCE ESCROW WAIVER LETTER OF EVEN DATE HEREWITH EXECUTED BY MORTGAGEE FOR THE BENEFIT OF MORTGAGOR (THE "WAIVER LETTER"); PROVIDED, HOWEVER, IF MORTGAGEE ELECTS TO RECEIVE THE ADDITIONAL AMOUNT DESCRIBED UNDER ITEM (C) ABOVE IN CONNECTION WITH SUCH RELEASE, THEN MORTGAGEE AGREES NOT TO REVOKE THE WAIVER LETTER.
                  Section B7. Covenants Pertaining to Ground Lease. Mortgagor hereby agrees that, with respect to the Ground Lease and the leasehold estate of Mortgagor thereunder:

         1. Mortgagor represents and warrants that the Ground Lease is in full force and effect, that there is no default thereunder nor any event which with the passage of time or the giving of notice would be deemed a default.

         2. Mortgagor shall promptly (1) pay all rent reserved in the Ground Lease as and when such rent becomes due and payable (without relying on any grace period provided therein); (2) perform and observe all of the agreements, covenants and conditions required to be performed and observed by Mortgagor under the Ground Lease as and when performance and observance are due (without relying on any grace period provided therein) and do all things necessary to preserve and keep unimpaired the rights of Mortgagor under the Ground Lease; (3) notify Mortgagee in writing of any default by Mortgagor in the performance or observance of any of the agreements, covenants or conditions of the Ground Lease, or of the occurrence of any event that, regardless of the lapse of time, or notice, or both, would constitute a default under the Ground Lease; and
                  (4) notify Mortgagee in writing of the giving of any notice by the lessor under the Ground Lease of a default by Mortgagor thereunder and send a copy of each such notice to Mortgagee.

         3. If Mortgagor fails to perform or observe any of the agreements, covenants, or conditions required to be performed or observed by Mortgagor under the Ground Lease promptly when due, and without regard to any notice or period of grace provided by the Ground Lease, Mortgagee shall have the right, but no obligation, and without notice to or demand upon Mortgagor and without releasing Mortgagor from any obligations hereunder, to take any action that Mortgagee deems necessary or desirable to prevent or to cure any such default by Mortgagor. Upon receipt by Mortgagee from the lessor under the Ground Lease of written notice of default by Mortgagor thereunder, Mortgagee shall have the right to rely thereon and to take any action Mortgagee deems necessary or desirable to prevent or to cure such default even though the existence of such default or the nature thereof is questioned or denied by Mortgagor or any party on behalf of Mortgagor. Mortgagor expressly grants to Mortgagee, and agrees that Mortgagee shall have, the absolute and immediate right to enter in and upon the Premises or any part thereof, to such extent and as often as Mortgagee in its sole discretion deems necessary or desirable, in order to prevent or to cure any default by Mortgagor under the Ground Lease. Mortgagee shall have the right to pay and expend such sums of money as Mortgagee in its sole discretion deems necessary or desirable for any such purpose (including, without limitation, the right to employ counsel and pay its reasonable fees and expenses). Mortgagor shall pay to Mortgagee immediately on demand all sums of money paid or expended by Mortgagee pursuant to this Section with interest thereon from the date paid or expended at the Default Rate. Any default by Mortgagor under the Ground Lease shall constitute a Default by Mortgagor under this Mortgage in accordance with Article IV hereof.

         4. Mortgagor shall not, without the prior written consent of Mortgagee, transfer, assign, hypothecate or encumber the Ground Lease or Mortgagor's leasehold estate or any interest therein, or surrender, terminate or cancel the Ground Lease, or renew, extend, modify, change, supplement, alter or amend the Ground Lease, either orally or in writing. As further security for the payment and performance of the Secured Indebtedness and for the performance of the covenants of Mortgagor in this Section, Mortgagor hereby assigns to Mortgagee all of Mortgagor's rights, privileges and prerogatives, as the lessee under the Ground Lease, to renew, extend, surrender, terminate, cancel, modify, change, supplement, alter or amend the Ground Lease, or to transfer, assign, hypothecate or encumber the Ground Lease or Grantor's leasehold estate or any interest therein. Any renewal, extension, surrender, termination, cancellation, modification, change, supplement, alteration or amendment of the Ground Lease, or any transfer, assignment, hypothecation or encumbrance of the Ground Lease or of Mortgagor's leasehold estate or any interest therein, without the prior written consent thereto by Mortgagee (which consent may be given or withheld in Mortgagee's sole and absolute discretion), shall be absolutely void and of no force or effect whatsoever. As further security to Mortgagee, Mortgagor hereby deposits with Mortgagee Mortgagor's originals of the Ground Lease and all supplements thereto, to be retained by Mortgagee until the Secured Indebtedness is fully paid. So long as there is no Default or default in the performance or observance by Mortgagor of any of the agreements, covenants or conditions of the Ground Lease, Mortgagee shall have no right to renew, extend, surrender, terminate, cancel, modify, change, supplement, alter or amend the Ground Lease, or to transfer, assign, hypothecate or encumber the Ground Lease or Mortgagor's leasehold estate or any interest therein. No release or forbearance of any of Mortgagor's obligations under the Ground Lease, whether pursuant to the terms of the

                  Ground Lease or otherwise, shall release Mortgagor from any of its obligations under this Mortgage, including, without limitation, Mortgagor's obligations with respect to the payment of all rent in accordance with the Ground Lease and the performance and observance of all the agreements, covenants and conditions in the Ground Lease to be performed and observed by the lessee thereunder.

         5. Unless Mortgagee otherwise expressly consents in advance and in writing (which consent may be given or withheld in Mortgagee's sole and absolute discretion), the fee title to the Premises and the leasehold estate created by the Ground Lease in the Premises shall not merge but shall always remain separate and distinct, notwithstanding the union of such estates in either the lessor or the lessee under the Ground Lease or in a third party by purchase or otherwise.

         6. In the event proceedings are instituted by or against Owner under 11 U.S.C.ss. 101 et. seq. (the "Bankruptcy Code"), Mortgagor shall immediately notify Mortgagee in writing of the institution of such proceedings. Thereafter, Mortgagor shall, immediately following receipt, deliver to Mortgagee all motions, complaints, notices, pleadings and communications received by Mortgagor in connection with such proceedings. If the Ground Lease is rejected in connection with any such proceedings, Mortgagor shall not, without the prior written consent of Mortgagee, elect to treat the Ground Lease as terminated. Any such election made without Mortgagor's prior written consent shall be null and void. Mortgagor hereby grants, transfers and assigns to Mortgagee all Mortgagor's rights, remedies and claims for damages at any time arising from the rejection of the Ground Lease under the Bankruptcy Code, including, but not limited to, all Mortgagor's rights to remain in possession of the Premises following rejection. In the event proceedings are instituted by or against Owner under the Bankruptcy Code and any adversary proceeding, contested matter, motion or notice is commenced or filed therein regarding the Ground Lease or the Premises, Mortgagee may, at its option, conduct and control, to the exclusion of Mortgagor, any such litigation with counsel of Mortgagee's choice. Mortgagee may proceed in its own name or in the name of Borrower in connection with any such litigation, and Mortgagor agrees to execute any and all powers, authorizations, consents and other documents required by Mortgagee in connection therewith. Mortgagor shall not commence any adversary proceeding or contested matter or file any motion or notice regarding the Ground Lease in any such matter or proceeding without the prior written consent of Mortgagee. Mortgagee may, at its option, apply any damages received on account of a rejection of the Ground Lease, or any portion thereof, against the Secured Indebtedness, or pay such damages, or any portion thereof not applied to the Secured Indebtedness, over to Mortgagor subject to any conditions that Mortgagee may require. Mortgagee may proceed in its own name or in the name of Mortgagor regarding any such claims and may file and prosecute, to the exclusion of Mortgagor, any proofs of claim, complaints, motions, applications, notices and other documents in connection therewith. Mortgagor shall execute any and all powers, authorizations, consents and other documents required by Mortgagee in connection therewith.

                           Section B8. Non-Recourse as to Trustees. All persons
                  having any claim hereunder against the Ramco-Gershenson Properties Trust (the "Trust") or in connection with any matter that is the subject hereof shall look solely to the trust assets of the Trust, and in no event shall such obligations of the Trust be enforceable against any shareholder, trustee, officer, employee or agent of the Trust personally.

         Section B9. Amended, Restated and Consolidated Instrument. This Mortgage is executed and delivered in connection with the consummation of the New Loan and amends, restates and consolidates the following instruments:

1. Mortgage and Security Agreement dated May 1, 1996 executed by Mortgagor in favor of Lincoln and recorded in Liber 3303, Page 747, Genesee County Records, as amended by an Amendment to Mortgage dated December 17, 1997 and recorded in Liber 3689, Page 308, Genesee County Records;

2. Mortgage and Security Agreement dated May 1, 1996 executed by Mortgagor in favor of Lincoln and recorded in Liber 1519, Page 625, Jackson County Records, as amended by an Amendment to Mortgage dated December 17, 1997 and recorded in Liber 1558, Page 769, Jackson County Records;

3. Mortgage and Security Agreement dated May 1, 1996 executed by Mortgagor in favor of Lincoln and recorded in Liber 1519, Page 627, Jackson County Records, as amended by an Amendment to Mortgage dated December 17, 1997 and recorded in Liber 1558, Page 768, Jackson County Records;

4. Mortgage and Security Agreement dated May 1, 1996 executed by Mortgagor in favor of Lincoln and recorded in Liber 07016, Page 540, Macomb County Records, as amended by an Amendment to Mortgage dated December 17, 1997 and recorded in Liber 07822, Page 424, Macomb County Records;

5. Mortgage and Security Agreement dated May 1, 1996 executed by Mortgagor in favor of Lincoln and recorded in Liber 07016, Page 621, Macomb County Records, as amended by an Amendment to Mortgage dated December 17, 1997 and recorded in Liber 07822, Page 430, Macomb County Records;

6. Mortgage and Security Agreement dated May 1, 1996 executed by Mortgagor in favor of Lincoln and recorded in Liber 16276, Page 152, Oakland County Records, as amended by an Amendment to Mortgage dated

December 17, 1997 and recorded in Liber 17932, Page 080, Oakland County Records;

7. Mortgage and Security Agreement dated May 1, 1996 executed by Mortgagor in favor of Lincoln and recorded in Liber 16276, Page 183, Oakland County Records, as amended by an Amendment to Mortgage dated December 17, 1997 and recorded in Liber 17932, Page 086, Oakland County Records;

8. Mortgage and Security Agreement dated May 1, 1996 executed by Mortgagor in favor of Lincoln and recorded in Liber 16276, Page 213, Oakland County Records, as amended by an Amendment to Mortgage dated December 17, 1997 and recorded in Liber 17932, Page 073, Oakland County Records;

9. Mortgage and Security Agreement dated May 1, 1996 executed by Mortgagor in favor of Lincoln and recorded in Liber 28821, Page 408, Wayne County Records, as amended by an Amendment to Mortgage dated December 17, 1997 and recorded in Liber 29776, Page 126, Wayne County Records; and

10. Mortgage dated December 17, 1997 executed by Mortgagor in favor of Lincoln and recorded in Liber 1557, Page 1288, Jackson County Records.

         Notwithstanding that separate real property and the revenue sources therefrom shall be pledged to secure the Loan, Mortgagor acknowledges that it has received adequate consideration and economic benefit by reason of Mortgagee closing and funding the Loan. In the event of a Default, Mortgagor waives any right to require Mortgagee to marshal assets of Mortgagor, nor shall Mortgagor have the right to have any of the Tracts sold or applied in any particular order to satisfy the Loan.

         Section B10. Participation. The Loan secured by this Mortgage is represented by the Retainage Notes and the Participant Notes. The relationship between Lincoln and the Participants is governed by a separate participation agreement or agreements. Pursuant to such agreement(s), Lincoln has the authority to exercise all right of the Mortgagee under this Mortgage, all rights of the Holder under the Note and all rights of the Lender under the Collateral Loan Documents. Lincoln shall be conclusively be deemed to have the authority to take all actions undertaken by Lincoln with respect to the foregoing instruments, and Mortgagor shall have no duty, obligation or right to inquire as to the authority of Lincoln to act in such capacity.

         This Exhibit shall not be binding, and shall have no force and effect, unless executed by the Borrower below:


                           RAMCO-GERSHENSON PROPERTIES, L.P.,
                           a Delaware limited partnership

                           By:      RAMCO-GERSHENSON PROPERTIES
                                    TRUST, a Maryland real estate
                                    investment trust,
                                    its general partner



                                    By:
                                       -----------------------------------------
                                    Printed Name:
                                                  ------------------------------
                                    Title:
                                           -------------------------------------